UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-5225

Oppenheimer Quest for Value Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 7/31/2012

Item 1.	Schedule of Investments.

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Wholly-Owned Subsidiary–1.3%
Oppenheimer Global Allocation Fund (Cayman) Ltd.[1,2] (Cost $24,307,111)	2,921	$22,976,551
Common Stocks–60.5%
Consumer Discretionary–9.7%
Auto Components–0.1%
Dana Holding Corp.	3,973	52,364
Johnson Controls, Inc.	45,340	1,117,631

		1,169,995
Automobiles–0.5%
Bayerische Motoren Werke (BMW) AG	14,555	1,082,723
Bayerische Motoren Werke (BMW) AG, Preference	118,659	5,910,089
PT Astra International Tbk	1,536,000	1,131,881

		8,124,693
Distributors–0.1%
CFAO	21,420	1,013,888
Diversified Consumer Services–0.3%
Benesse Holdings, Inc.	30,600	1,441,597
Dignity plc	71,228	996,133
Estacio Participacoes SA	55,600	684,011
Kroton Educacional SA2	58,179	880,123
MegaStudy Co. Ltd.	6,614	399,886
New Oriental Education & Technology Group, Inc., Sponsored ADR[2]	52,050	594,411
Zee Learn Ltd.[2]	87,984	43 ,110

		5,039,271
Hotels, Restaurants & Leisure–2.2%
Bally Technologies, Inc.[2]	22,690	991,780
BJ’s Restaurants, Inc.[2]	9,500	376,010
Buffalo Wild Wings, Inc.[2]	14,420	1,046,748
Carnival Corp.	233,920	7,784,858
Ctrip.com International Ltd., ADR[2]	69,410	866,237
Domino’s Pizza UK & IRL plc	211,090	1,694,492
Domino’s Pizza, Inc.	17,710	604,619
Genting Berhad	178,000	538,636
Genting Singapore plc	679,000	708,854
Home Inns & Hotels Management, Inc., ADR[2]	22,480	410,485
Jollibee Foods Corp.	282,330	694,941
Lottomatica SpA	84,912	1,668,485
McDonald’s Corp.[3]	131,655	11,764,691
Panera Bread Co., Cl. A2	8,900	1,401,661
Peet’s Coffee & Tea, Inc.[2]	9,190	692,926
Shuffle Master, Inc.[2]	49,280	719,981
William Hill plc	572,799	2,819,900
Yum! Brands, Inc.	51,350	3,329,534

		38,114,838
Household Durables–0.1%
SEB SA	17,580	1,163,206

1	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Common Stocks Continued
Consumer Discretionary Continued
Household Durables Continued
Standard Pacific Corp.[2]	145,990	$827,763

		1,990,969
Internet & Catalog Retail–0.2%
Amazon.com, Inc.[2]	8,506	1,984,450
B2W Companhia Global do Varejo[2]	58,517	192,468
Yoox SpA[2]	64,150	854,818

		3,031,736
Leisure Equipment & Products–0.1%
Nintendo Co. Ltd.	13,500	1,496,886
Media–1.8%
Grupo Televisa SA, Sponsored GDR	228,890	5,216,403
McGraw-Hill Cos., Inc. (The)	97,200	4,564,512
SES, FDR	39,930	961,476
Sun TV Network Ltd.	60,820	286,969
Time Warner Cable, Inc.	39,418	3,347,771
TV18 Broadcast Ltd.[2]	114,214	44,805
Virgin Media, Inc.	25,790	706,130
Walt Disney Co. (The)[3]	256,946	12,626,326
Zee Entertainment Enterprises Ltd.	1,232,272	3,716,114

		31,470,506
Multiline Retail–0.5%
Lojas Americanas SA, Preference	236,090	1,668,253
Pinault-Printemps-Redoute SA	43,880	6,543,332
Shinsegae Co. Ltd.	3,439	631,425

		8,843,010
Specialty Retail–2.1%
Abercrombie & Fitch Co., Cl. A	52,460	1,773,148
Asbury Automotive Group, Inc.[2]	32,740	856,478
Bed Bath & Beyond, Inc.[2]	5,606	341,686
Five Below, Inc.[2]	11,580	339,757
Genesco, Inc.[2]	18,270	1,209,839
Hennes & Mauritz AB, Cl. B	15,341	564,812
Hibbett Sports, Inc.[2]	18,680	1,135,184
Industria de Diseno Textil SA	89,110	9,133,964
Kingfisher plc	300,439	1,250,540
Limited Brands, Inc.	42,160	2,004,708
O’Reilly Automotive, Inc.[2]	26,491	2,271,338
Sally Beauty Holdings, Inc.[2]	60,640	1,602,109
Tiffany & Co.[3]	159,223	8,746,119
TJX Cos., Inc. (The)	53,176	2,354,633
Ulta Salon, Cosmetics & Fragrance, Inc.	10,600	899,728
Vitamin Shoppe, Inc.[2]	37,490	2,058,951
Zumiez, Inc.[2]	28,000	1,017,240

		37,560,234

2	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Common Stocks Continued
Consumer Discretionary Continued
Textiles, Apparel & Luxury Goods–1.7%
Brunello Cucinelli SpA[2]	21,450	$290,765
Burberry Group plc	67,816	1,324,435
Coach, Inc.	72,504	3,576,622
Compagnie Financiere Richemont SA, Cl. A	12,760	720,933
Luxottica Group SpA	38,740	1,331,162
LVMH Moet Hennessy Louis Vuitton SA	49,990	7,497,378
Nike, Inc., Cl. B	41,331	3,858,249
Prada SpA, Unsponsored ADR	193,500	1,328,733
Ralph Lauren Corp.	25,013	3,610,376
Salvatore Ferragamo Italia SpA	4,737	91,454
Steven Madden Ltd.[2]	39,920	1,613,966
Swatch Group AG (The), Cl. B	1,784	706,123
Tod’s SpA	36,023	3,297,362
Under Armour, Inc., Cl. A2	18,810	1,024,016

		30,271,574
Consumer Staples–7.2%
Beverages–2.6%
Anadolu Efes Biracilik ve Malt Sanayii AS	72,221	981,805
Anheuser-Busch InBev NV, Sponsored ADR	23,950	1,897,319
Brown-Forman Corp., Cl. B	36,780	3,441,137
C&C Group plc	348,771	1,531,994
Carlsberg AS, Cl. B	64,035	5,174,493
Coca-Cola Co. (The)[3]	81,830	6,611,864
Companhia de Bebidas das Americas, Sponsored ADR, Preference	123,500	4,760,925
Diageo plc	75,084	2,002,945
Fomento Economico Mexicano SA de CV, Sponsored ADR	29,480	2,518,182
Fomento Economico Mexicano SA de CV, UBD	1,057,446	9,025,087
Heineken NV	11,506	621,534
Nigerian Breweries plc	966,981	716,944
Pernod-Ricard SA	14,540	1,559,833
SABMiller plc	98,400	4,235,894

		45,079,956
Food & Staples Retailing–1.5%
Almacenes Exito SA	63,487	1,094,665
Almacenes Exito SA, GDR[4]	57,600	1,000,339
BIM Birlesik Magazalar AS	20,572	894,011
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, Sponsored ADR	36,690	1,500,254
Costco Wholesale Corp.	56,747	5,457,926
Dairy Farm International Holdings Ltd.	40,128	420,943
E-Mart Co. Ltd.	17,383	4,027,448
Fresh Market, Inc. (The)[2]	20,320	1,196,645
Magnit	24,283	3,116,254
Magnit OJSC, Sponsored GDR	22,200	714,004
Shoppers Drug Mart Corp.	53,446	2,203,712

3	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Common Stocks Continued
Consumer Staples Continued
Food & Staples Retailing Continued
Sun Art Retail Group Ltd.	32,000	$37,882
Susser Holdings Corp.[2]	21,850	789,004
United Natural Foods, Inc.[2]	12,500	678,750
Wal-Mart de Mexico SAB de CV, Series V	436,070	1,229,987
Woolworths Ltd.	35,224	1,057,568
Wumart Stores, Inc.	107,000	208,903

		25,628,295
Food Products–1.5%
Annie’s, Inc.[2]	5,310	216,383
Aryzta AG	35,072	1,744,080
Barry Callebaut AG	1,847	1,669,546
Hain Celestial Group, Inc.[2]	9,510	529,612
Mead Johnson Nutrition Co., Cl. A	17,510	1,277,530
Nestle SA	115,784	7,121,611
Nestle SA, Sponsored ADR	15,505	955,573
Smart Balance, Inc.[2]	4,890	46,553
Tingyi Holding Corp. (Cayman Islands)	642,000	1,584,742
Unilever plc	286,902	10,305,297
Want Want China Holdings Ltd.	1,220,000	1,473,633

		26,924,560
Household Products–0.9%
Colgate-Palmolive Co.[3]	118,146	12,684,155
Hindustan Unilever Ltd.	137,146	1,152,480
Reckitt Benckiser Group plc	25,541	1,404,351
Unilever Indonesia Tbk	304,000	775,266

		16,016,252
Personal Products–0.4%
Colgate-Palmolive (India) Ltd.	37,490	776,866
Elizabeth Arden, Inc.[2]	31,710	1,237,007
Estee Lauder Cos., Inc. (The), Cl. A	38,310	2,006,678
L’Oreal SA	4,490	537,175
Marico Ltd.	158,270	558,064
Natura Cosmeticos SA	66,400	1,734,527

		6,850,317
Tobacco–0.3%
Eastern Tobacco Co.	10,607	140,559
Philip Morris International, Inc.	57,943	5,298,308

		5,438,867
Energy–4.1%
Energy Equipment & Services–2.0%
Atwood Oceanics, Inc.[2]	26,480	1,179,154
Cameron International Corp.[2]	29,900	1,503,073
Dril-Quip, Inc.[2]	11,070	811,542
Ensco plc, Cl. A	77,140	4,191,016

4	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Common Stocks Continued
Energy Continued
Energy Equipment & Services Continued
Eurasia Drilling Co. Ltd., GDR	21,890	$601,975
Forum Energy Technologies, Inc.[2]	26,250	547,050
Hornbeck Offshore Services, Inc.[2]	14,080	596,288
Lufkin Industries, Inc.	5,500	253,275
National Oilwell Varco, Inc.	48,010	3,471,123
Saipem SpA	31,212	1,431,791
Schlumberger Ltd.	75,571	5,385,189
Schoeller-Bleckmann Oilfield Equipment AG	11,677	982,877
Technip SA	80,700	8,448,123
Tenaris SA, ADR	39,080	1,495,982
Transocean Ltd.	76,440	3,579,685

		34,478,143
Oil, Gas & Consumable Fuels–2.1%
BG Group plc	166,590	3,274,489
Cairn Energy plc	85,677	383,449
Chevron Corp.	46,322	5,075,965
China Shenhua Energy Co. Ltd.	300,000	1,117,998
CNOOC Ltd.	620,000	1,246,357
ConocoPhillips	14,623	796,076
Energy XXI (Bermuda) Ltd.	13,140	409,705
Exxon Mobil Corp.	27,783	2,412,954
Noble Energy, Inc.	33,480	2,927,156
NovaTek OAO, Sponsored GDR[4,5]	4,600	515,724
NovaTek OAO, Sponsored GDR[5]	17,400	1,950,784
Oasis Petroleum, Inc.[2]	18,540	485,377
Occidental Petroleum Corp.	62,656	5,452,952
Petroleo Brasileiro SA, Sponsored ADR	49,500	941,985
Phillips 66	17,266	649,202
Repsol YPF SA	138,634	2,206,034
Royal Dutch Shell plc, ADR	47,370	3,230,634
Total SA	40,860	1,880,227
Tsakos Energy Navigation Ltd.	20,450	100,205
Tullow Oil plc	98,760	1,985,059
YPF SA, Sponsored ADR	33,500	382,235

		37,424,567
Financials–6.6%
Capital Markets–1.2%
BinckBank NV	88,523	588,491
Cohen & Steers, Inc.	7,780	256,740
Goldman Sachs Group, Inc. (The)	55,395	5,589,356
ICAP plc	323,240	1,613,615
Invesco Ltd.	92,630	2,049,902
T. Rowe Price Group, Inc.	29,416	1,787,022
Tullett Prebon plc	255,960	1,090,007
UBS AG	721,510	7,604,566

5	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Common Stocks Continued
Financials Continued
Capital Markets Continued
WisdomTree Investments, Inc.[2]	38,910	$260,308

		20,840,007
Commercial Banks–2.4%
Akbank TAS	202,215	758,369
Banco Bilbao Vizcaya Argentaria SA	531,697	3,438,531
Banco Bradesco SA, Sponsored ADR[2]	40,300	618,202
Banco Davivienda SA, Preference	54,078	647,572
Banco Santander Chile SA	4,507,836	326,824
Bancolombia SA, Sponsored ADR	9,720	601,085
Commercial International Bank	139,495	628,729
Credicorp Ltd.	4,080	473,035
Grupo Financiero Inbursa SA de CV	270,174	711,064
Guaranty Trust Bank plc	2,575,639	277,364
HDFC Bank Ltd., ADR	54,570	1,850,469
ICICI Bank Ltd., Sponsored ADR	198,160	6,860,299
Itau Unibanco Holding SA, ADR, Preference	241,650	3,820,487
PrivateBancorp, Inc.	79,810	1,222,689
Siam Commercial Bank Public Co. Ltd.	160,400	812,907
Signature Bank[2]	13,720	884,940
Societe Generale SA, Cl. A2	64,570	1,412,203
Standard Bank Group Ltd.	51,612	711,044
Standard Chartered plc	43,087	983,265
Sumitomo Mitsui Financial Group, Inc.	100,000	3,147,593
Texas Capital Bancshares, Inc.[2]	33,650	1,449,979
Turkiye Garanti Bankasi AS	204,620	795,142
U.S. Bancorp	123,968	4,152,928
Wells Fargo & Co.	131,584	4,448,855
Zenith Bank plc	3,138,221	281,297

		41,314,872
Consumer Finance–0.3%
American Express Co.	88,316	5,096,716
Diversified Financial Services–0.7%
BM&F BOVESPA SA	1,058,500	5,955,741
Haci Omer Sabanci Holding AS	394,688	1,726,200
Hong Kong Exchanges & Clearing Ltd.	86,311	1,153,596
JPMorgan Chase & Co.	99,732	3,590,352

		12,425,889
Insurance–1.5%
AIA Group Ltd.	379,200	1,326,152
Allianz SE	49,040	4,873,233
Chubb Corp.	35,328	2,567,992
Dai-ichi Life Insurance Co.	3,268	3,415,448
Fidelity National Financial, Inc., Cl. A	109,000	2,029,580
Marsh & McLennan Cos., Inc.	61,000	2,025,810
ProAssurance Corp.	16,870	1,511,046
Prudential Financial, Inc.	38,980	1,881,954

6	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Common Stocks Continued
Financials Continued
Insurance Continued
Prudential plc	533,052	$6,326,675

		25,957,890
Real Estate Investment Trusts–0.0%
Coresite Realty Corp.	10,890	290,327
Real Estate Management & Development–0.3%
DLF Ltd.[2]	471,584	1,762,718
Hang Lung Group Ltd.	98,500	636,304
Hang Lung Properties Ltd.	273,570	967,656
SM Prime Holdings, Inc.	7,145,103	2,382,690

		5,749,368
Thrifts & Mortgage Finance–0.2%
Housing Development Finance Corp. Ltd.	219,229	2,712,645
Health Care–6.4%
Biotechnology–1.3%
Alexion Pharmaceuticals, Inc.[2]	9,050	948,893
Amgen, Inc.	54,060	4,465,356
Ariad Pharmaceuticals, Inc.[2]	20,860	399,052
Cepheid, Inc.[2]	30,250	969,210
CSL Ltd.	50,500	2,253,570
Cubist Pharmaceuticals, Inc.[2]	29,290	1,261,227
Gilead Sciences, Inc.[2]	45,500	2,472,015
Grifols SA2	86,558	2,698,747
Grifols SA, Cl. B2	11,665	262,610
Incyte Corp.[2]	35,960	898,640
Medivation, Inc.[2]	7,300	727,810
Theravance, Inc.[2]	90,970	2,649,956
ThromboGenics NV2	25,845	834,110
Vertex Pharmaceuticals, Inc.[2]	38,820	1,883,158

		22,724,354
Health Care Equipment & Supplies–1.3%
Align Technology, Inc.[2]	17,430	591,923
Baxter International, Inc.[3]	84,129	4,922,388
Cooper Cos., Inc. (The)	17,020	1,280,925
Covidien plc	46,703	2,609,764
DiaSorin SpA	18,155	495,907
Endologix, Inc.[2]	72,460	851,405
Essilor International SA	15,680	1,361,290
Gen-Probe, Inc.[2]	11,290	933,570
Insulet Corp.[2]	17,190	336,236
Orthofix International NV2	21,020	862,030
Sirona Dental Systems, Inc.[2]	23,920	1,034,062
Sonova Holding AG	12,271	1,161,993
Straumann Holding AG	2,096	280,762

7	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Common Stocks Continued
Health Care Continued
Health Care Equipment & Supplies Continued
Tornier NV2	8,400	$183,288
Volcano Corp.[2]	8,980	237,521
William Demant Holding AS2	14,999	1,417,281
Zimmer Holdings, Inc.	80,390	4,737,383

		23,297,728
Health Care Providers & Services–1.0%
Aetna, Inc.	127,840	4,609,910
Air Methods Corp.[2]	9,720	1,059,772
Catamaran Corp.[2]	11,480	970,175
HMS Holdings Corp.[2]	32,010	1,101,464
MWI Veterinary Supply, Inc.[2]	9,800	892,682
Sinopharm Group Co.	122,000	356,646
Sonic Healthcare Ltd.	118,200	1,564,900
Team Health Holdings, Inc.[2]	26,010	694,467
WellPoint, Inc.[3]	105,930	5,645,010

		16,895,026
Health Care Technology–0.1%
athenahealth, Inc.[2]	8,250	754,875
Cerner Corp.[2]	14,190	1,048,925
Compugroup Medical AG	30,741	431,571

		2,235,371
Life Sciences Tools & Services–0.1%
Mettler-Toledo International, Inc.[2]	7,077	1,095,520
Pharmaceuticals–2.6%
Allergan, Inc.[3]	68,619	5,631,561
Bayer AG	67,738	5,140,889
Bristol-Myers Squibb Co.[3]	197,357	7,025,909
BTG plc[2]	101,730	596,198
Cipla Ltd.	65,682	399,891
Jazz Pharmaceuticals plc[2]	22,670	1,089,747
Johnson & Johnson	29,177	2,019,632
Novo Nordisk AS, Cl. B	18,140	2,802,812
Novo Nordisk AS, Sponsored ADR	20,674	3,194,960
Par Pharmaceutical Cos., Inc.[2]	15,460	772,382
Perrigo Co.	17,480	1,993,070
Pfizer, Inc.	159,314	3,829,909
Roche Holding AG	52,811	9,374,318
Salix Pharmaceuticals Ltd.[2]	20,190	904,916
Sun Pharmaceutical Industries Ltd.	40,089	471,135

		45,247,329
Industrials–8.3%
Aerospace & Defense–1.5%
B/E Aerospace, Inc.[2]	22,770	893,267

8	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Common Stocks Continued
Industrials Continued
Aerospace & Defense Continued
Embraer SA	197,300	$1,257,436
Embraer SA, ADR	170,850	4,336,173
European Aeronautic Defense & Space Co.	235,150	8,433,268
Hexcel Corp.[2]	52,820	1,230,178
Honeywell International, Inc.	48,600	2,821,230
Precision Castparts Corp.	11,070	1,722,049
TransDigm Group, Inc.[2]	5,230	645,173
United Technologies Corp.	70,672	5,260,824

		26,599,598
Air Freight & Logistics–0.4%
United Parcel Service, Inc., Cl. B	89,261	6,749,024
Building Products–0.4%
Assa Abloy AB, Cl. B	229,005	6,921,377
Commercial Services & Supplies–0.3%
Aggreko plc	36,349	1,163,724
Clean Harbors, Inc.[2]	18,210	1,102,433
De La Rue plc	46,740	748,198
Edenred	45,550	1,198,657
Prosegur, Compania de Seguridad SA	296,118	1,362,651

		5,575,663
Construction & Engineering–0.4%
FLSmidth & Co. AS	48,949	2,936,428
Koninklijke Boskalis Westminster NV	39,530	1,282,820
Leighton Holdings Ltd.	57,000	1,015,780
Outotec OYJ	22,891	1,040,975
Trevi Finanziaria Industriale SpA	178,848	955,189

		7,231,192
Electrical Equipment–0.9%
ABB Ltd.	63,765	1,109,074
Alstom	27,880	920,446
Ceres Power Holdings plc[2]	793,283	59,700
Emerson Electric Co.	69,760	3,332,435
Legrand SA	43,740	1,397,908
Nidec Corp.	54,600	4,300,786
Polypore International, Inc.[2]	13,320	494,971
Prysmian SpA	105,738	1,687,400
Schneider Electric SA	25,870	1,454,372

		14,757,092
Industrial Conglomerates–1.4%
3M Co.	60,100	5,482,923
Danaher Corp.	44,280	2,338,427
Enka Insaat ve Sanayi AS	406,613	1,178,030
General Electric Co.	116,252	2,412,229
Jardine Strategic Holdings Ltd.	4,000	125,640
Siemens AG	109,591	9,317,541
SM Investments Corp.	59,979	1,077,596

9	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Common Stocks Continued
Industrials Continued
Industrial Conglomerates Continued
Tyco International Ltd.	35,822	$1,968,061

		23,900,447
Machinery–1.3%
Aalberts Industries NV	149,195	2,345,791
Atlas Copco AB, Cl. A	49,102	1,099,944
Caterpillar, Inc.	37,905	3,191,980
Chart Industries, Inc.[2]	17,460	1,132,456
Cummins, Inc.	25,437	2,439,408
Deere & Co.	21,545	1,655,087
Fanuc Ltd.	25,400	3,935,992
Joy Global, Inc.	25,084	1,302,863
Parker-Hannifin Corp.	24,886	1,998,844
Proto Labs, Inc.[2]	5,260	198,986
Shanghai Zhenhua Port Machinery Co. Ltd., B Shares[2]	254,120	75,220
Vallourec SA	16,370	676,891
Wabtec Corp.	20,270	1,604,979
Weir Group plc (The)	48,500	1,250,464

		22,908,905
Professional Services–0.4%
Acacia Research Corp.[2]	36,950	1,046,055
Advisory Board Co. (The)[2]	33,390	1,502,216
Experian plc	233,402	3,459,967
On Assignment, Inc.[2]	33,030	514,938

		6,523,176
Road & Rail–0.6%
All America Latina Logistica	200,400	925,134
Hunt (J.B.) Transport Services, Inc.	35,010	1,926,250
Kansas City Southern, Inc.	25,200	1,834,560
Union Pacific Corp.	40,841	5,007,515

		9,693,459
Trading Companies & Distributors–0.6%
Beacon Roofing Supply, Inc.[2]	52,890	1,402,114
Brenntag AG	18,740	2,057,217
Bunzl plc	176,938	3,090,354
H&E Equipment Services, Inc.[2]	50,980	719,838
TAL International Group, Inc.	15,340	523,861
United Rentals, Inc.[2]	22,910	662,328
Wolseley plc	47,556	1,710,884

		10,166,596
Transportation Infrastructure–0.1%
DP World Ltd.[5]	12,044	122,247
DP World Ltd.[5]	89,040	917,175
Koninklijke Vopak NV	23,942	1,518,285

		2,557,707

10	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Common Stocks Continued
Information Technology–14.8%
Communications Equipment–2.0%
Cisco Systems, Inc.	182,350	$2,908,483
High Tech Computer Corp.	82,600	798,889
Juniper Networks, Inc.[2]	274,199	4,806,708
Palo Alto Networks, Inc.[2]	2,720	155,421
Procera Networks, Inc.[2]	49,950	1,272,726
QUALCOMM, Inc.[3]	169,774	10,132,112
Telefonaktiebolaget LM Ericsson, B Shares	1,624,180	15,046,750

		35,121,089
Computers & Peripherals–1.2%
Apple, Inc.[2,3]	29,423	17,970,391
Fusion-io, Inc.[2]	62,910	1,202,839
Gemalto NV	25,310	1,939,808
SanDisk Corp.[2]	12,390	509,601

		21,622,639
Electronic Equipment & Instruments–1.5%
Canon, Inc.	15,800	528,841
Corning, Inc.[3]	354,269	4,042,209
Hoya Corp.	191,300	4,251,204
Ibiden Co. Ltd.	19,400	313,788
IPG Photonics Corp.[2]	12,580	652,021
Keyence Corp.	22,550	5,613,884
Kyocera Corp.	26,200	2,069,901
Murata Manufacturing Co. Ltd.	83,700	4,170,682
Omron Corp.	25,400	504,794
OSI Systems, Inc.[2]	28,710	1,852,943
Phoenix Mecano AG	1,717	856,917
Synnex Technology International Corp.	368,000	800,211

		25,657,395
Internet Software & Services–2.7%
Baidu, Inc., ADR[2]	26,000	3,133,520
Bazaarvoice, Inc.[2]	12,100	187,550
Cornerstone OnDemand, Inc.[2]	51,980	1,236,084
CoStar Group, Inc.[2]	6,210	512,511
Demandware, Inc.[2]	11,990	294,594
eBay, Inc.[2,3]	332,507	14,730,060
Facebook, Inc., Cl. A2	91,660	1,989,939
Google, Inc., Cl. A2,3	18,379	11,633,356
Liquidity Services, Inc.[2]	33,710	1,541,221
Mercadolibre, Inc.	1,710	114,245
Netease.com, Inc., ADR[2]	21,100	1,114,291
NHN Corp.	15,840	3,839,837
Telecity Group plc[2]	126,040	1,689,031
Tencent Holdings Ltd.	58,000	1,721,560

11	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Common Stocks Continued
Information Technology Continued
Internet Software & Services Continued
United Internet AG	79,086	$1,401,720
Web.com Group, Inc.[2]	42,070	652,085
Yandex NV, Cl. A2	68,490	1,317,063
Youku, Inc., Sponsored ADR[2]	14,410	245,114

		47,353,781
IT Services–1.4%
Accenture plc, Cl. A	33,859	2,041,698
Automatic Data Processing, Inc.	33,280	1,881,984
Cardtronics, Inc.[2]	36,490	1,131,555
Infosys Ltd.	186,828	7,451,262
International Business Machines Corp.	31,373	6,148,481
Tata Consultancy Services Ltd.	56,756	1,269,165
Teradata Corp.[2]	24,170	1,634,375
Visa, Inc., Cl. A	25,238	3,257,469

		24,815,989
Semiconductors & Semiconductor Equipment–2.3%
Altera Corp.	209,780	7,436,701
Analog Devices, Inc.	49,570	1,937,196
ARM Holdings plc	149,310	1,284,976
Avago Technologies Ltd.	53,190	1,968,030
Broadcom Corp., Cl. A	133,426	4,520,473
Cirrus Logic, Inc.[2]	36,110	1,327,765
Cymer, Inc.[2]	12,760	730,000
Epistar Corp.	309,000	572,235
Intel Corp.	54,625	1,403,863
Maxim Integrated Products, Inc.	223,030	6,073,107
Mellanox Technologies Ltd.[2]	19,840	2,080,422
Monolithic Power Systems, Inc.[2]	53,970	1,045,939
Taiwan Semiconductor Manufacturing Co. Ltd.	1,927,000	5,156,057
Texas Instruments, Inc.	138,628	3,776,227

		39,312,991
Software–3.7%
Adobe Systems, Inc.[2]	153,310	4,734,213
Aspen Technology, Inc.[2]	85,970	2,009,979
Aveva Group plc	33,600	937,161
BroadSoft, Inc.[2]	21,990	539,855
Commvault Systems, Inc.[2]	32,520	1,577,870
Dassault Systemes SA	20,030	1,971,319
Ellie Mae, Inc.[2]	11,020	225,910
Fortinet, Inc.[2]	51,500	1,236,515
Guidewire Software, Inc.[2]	42,650	1,094,399
Imperva, Inc.[2]	24,990	659,736
Infoblox, Inc.[2]	1,860	39,079
Intuit, Inc.[3]	178,976	10,384,188

12	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Common Stocks Continued
Information Technology Continued
Software Continued
Jive Software, Inc.[2]	11,320	$226,740
Microsoft Corp.[3]	347,291	10,234,666
NetSuite, Inc.[2]	34,970	1,935,240
Oracle Corp.[3]	112,283	3,390,947
Sage Group plc (The)	329,170	1,483,747
Salesforce.com, Inc.[2]	6,810	846,892
SAP AG	178,180	11,369,460
ServiceNow, Inc.[2]	16,020	432,540
Sourcefire, Inc.[2]	23,540	1,201,717
Splunk, Inc.[2]	11,550	339,570
Tangoe, Inc.[2]	42,350	812,697
Temenos Group AG2	101,244	1,334,934
TIBCO Software, Inc.[2]	44,080	1,238,207
Ultimate Software Group, Inc. (The)[2]	19,860	1,776,874
Vmware, Inc., Cl. A2	17,095	1,551,542

		63,585,997
Materials–1.9%
Chemicals–1.3%
American Vanguard Corp.	22,350	522,767
Asian Paints Ltd.	9,922	647,711
Cytec Industries, Inc.	13,560	834,754
Ecolab, Inc.	59,083	3,866,982
Filtrona plc	287,015	2,084,708
Fuller (H.B.) Co.	18,460	539,401
Linde AG	21,948	3,268,949
Monsanto Co.	41,571	3,559,309
Mosaic Co. (The)	24,490	1,423,114
Orica Ltd.	30,600	795,126
PPG Industries, Inc.	4,360	477,246
Praxair, Inc.	26,322	2,731,171
Sika AG	571	1,067,372

		21,818,610
Construction Materials–0.2%
Ambuja Cements Ltd.	61,958	200,217
Eagle Materials, Inc.	26,540	922,265
James Hardie Industries SE, CDI	312,300	2,726,286
Ultra Tech Cement Ltd.	5,043	147,943

		3,996,711
Metals & Mining–0.4%
Anglo American Platinum Ltd.	15,271	781,669
Anglo American plc	44,637	1,320,787
Iluka Resources Ltd.	200,900	1,983,255
Impala Platinum Holdings Ltd.	72,813	1,139,146
Real Gold Mining Ltd.	273,000	49,906
Rio Tinto plc	11,844	547,150

13	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Common Stocks Continued
Materials Continued
Metals & Mining Continued
Vale SA, Sponsored ADR, Preference	86,240	$1,529,035

		7,350,948
Paper & Forest Products–0.0%
Resolute Forest Products[2]	2,834	26,016
Telecommunication Services–1.2%
Diversified Telecommunication Services–0.5%
AT&T, Inc.	52,178	1,978,590
BT Group plc	1,125,065	3,820,220
Inmarsat plc	182,460	1,401,151
Verizon Communications, Inc.	23,283	1,050,995

		8,250,956
Wireless Telecommunication Services–0.7%
America Movil SAB de CV, ADR, Series L3	185,670	4,955,532
KDDI Corp.	735	5,061,826
MTN Group Ltd.	105,504	1,899,328

		11,916,686
Utilities–0.3%
Electric Utilities–0.3%
Fortum OYJ	122,424	2,051,597
NextEra Energy, Inc.	26,927	1,909,124
Xcel Energy, Inc.	35,500	1,040,118

		5,000,839

Total Common Stocks (Cost $1,019,113,775)		1,051,266,482
Preferred Stocks–0.0%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg.[2] (Cost $433,736)	473	425,079
	Units
Rights, Warrants and Certificates–0.0%
Duluth Metals Ltd. Wts., Strike Price $0.001, Exp. 1/18/132 (Cost $1,767)	13,972	—
	Principal Amount
Mortgage-Backed Obligations–0.0%
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1, 6.25%, 11/1/37 (Cost $452,846)	$523,232	483,280
Non-Convertible Corporate Bonds and Notes–8.1%
Accellent, Inc., 10% Sr. Unsec. Sub. Nts., 11/1/17	450,000	385,875
Actuant Corp., 5.625% Sr. Unsec. Unsub. Nts., 6/15/22[4]	465,000	481,275
Advanced Micro Devices, Inc., 7.75% Sr. Unsec. Nts., 8/1/20	982,000	1,033,555
AES Corp. (The):
7.375% Sr. Unsec. Nts., 7/1/21[4]	205,000	235,494
8% Sr. Unsec. Unsub. Nts., 10/15/17	430,000	502,025
Affinion Group Holdings, Inc., 11.625% Sr. Unsec. Nts., 11/15/15	470,000	350,150

14	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes Continued
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	$1,045,000	$883,025
Ainsworth Lumber Co. Ltd., 11% Sr. Unsec. Unsub. Nts., 7/29/15[4,6]	1,032,786	924,343
AK Steel Corp., 7.625% Sr. Unsec. Unsub. Nts., 5/15/20	400,000	340,000
Alere, Inc.:
7.875% Sr. Unsec. Unsub. Nts., 2/1/16	450,000	470,250
8.625% Sr. Unsec. Sub. Nts., 10/1/18	450,000	463,500
Aleris International, Inc., 7.625% Sr. Unsec. Nts., 2/15/18	605,000	632,225
Alliance One International, Inc., 10% Sr. Unsec. Nts., 7/15/16	345,000	351,900
Ally Financial, Inc., 8% Sr. Unsec. Unsub. Nts., 3/15/20	700,000	835,625
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[7]	390,000	347,100
AMC Entertainment, Inc., 8.75% Sr. Unsec. Nts., 6/1/19	370,000	403,300
American Airlines 2011-2 Class A Pass-Through Trust, 8.625% Sec. Certificates, 4/15/23	1,077,231	1,133,785
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[4]	320,000	306,400
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20	780,000	826,800
AMGH Merger Sub, Inc., 9.25% Sr. Sec. Nts., 11/1/18[4]	265,000	286,200
Amkor Technologies, Inc., 6.625% Sr. Unsec. Nts., 6/1/21	770,000	768,075
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	290,000	302,325
Antero Resources Finance Corp., 9.375% Sr. Unsec. Nts., 12/1/17	805,000	893,550
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15[4]	1,500,000	1,608,750
Associated Materials LLC, 9.125% Sr. Sec. Nts., 11/1/17[4]	400,000	387,000
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 8.75% Sr. Unsec. Sub. Nts., 6/15/18	640,000	689,600
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[4]	770,000	697,813
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.25% Sr. Unsec. Unsub. Nts., 1/15/19	325,000	350,594
BE Aerospace, Inc., 6.875% Sr. Nts., 10/1/20	325,000	362,375
Beazer Homes USA, Inc.:
6.875% Sr. Unsec. Nts., 7/15/15	440,000	441,100
9.125% Sr. Unsec. Nts., 5/15/19	395,000	386,606
Berry Plastics Corp., 9.75% Sec. Nts., 1/15/21	740,000	832,500
Bill Barrett Corp., 7.625% Sr. Unsec. Unsub. Nts., 10/1/19	305,000	317,963
Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18	735,000	760,725
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	900,000	965,250
Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[4]	225,000	246,375
Bumble Bee Acquisition Corp., 9% Sr. Sec. Nts., 12/15/17[4]	650,000	657,313
Burger King Corp., 9.875% Sr. Unsec. Unsub. Nts., 10/15/18	340,000	391,425
Burlington Coat Factory Warehouse Corp., 10% Sr. Unsec. Nts., 2/15/19	195,000	207,919
Calpine Corp.:
7.50% Sr. Sec. Nts., 2/15/21[4]	530,000	592,275
7.875% Sr. Sec. Nts., 1/15/23[4]	215,000	245,638
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15	228,058	234,615
Catalyst Paper Corp., 11% Sr. Sec. Nts., 12/15/16[7,8]	560,000	277,200

15	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes Continued
CDW LLC/CDW Finance Corp., 12.535% Sr. Unsec. Sub. Nts., 10/12/17	$685,000	$738,088
Cequel Communications Holdings I LLC, 8.625% Sr. Unsec. Nts., 11/15/17[4]	700,000	757,750
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15	785,000	773,225
Chaparral Energy, Inc., 9.875% Sr. Unsec. Nts., 10/1/20	700,000	796,250
Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.125% Sr. Unsec. Unsub. Nts., 7/15/22	775,000	784,688
Chester Downs & Marina LLC, 9.25% Sr. Sec. Nts., 1/15/20[4]	260,000	269,750
Chiron Merger Sub, Inc., 10.50% Sec. Nts., 11/1/18[4]	460,000	488,750
CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Unsub. Nts., 7/15/20	215,000	225,481
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	1,175,000	1,254,313
Cincinnati Bell, Inc.:
8.25% Sr. Nts., 10/15/17	535,000	568,438
8.75% Sr. Unsec. Sub. Nts., 3/15/18	370,000	363,525
CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17[9]	140,000	140,473
5% Sr. Unsec. Nts., 8/15/22[9]	400,000	402,000
7% Sec. Bonds, 5/2/17[7]	581,625	585,260
CKE Restaurants, Inc., 11.375% Sec. Nts., 7/15/18	298,000	343,818
Clear Channel Communications, Inc., 5.75% Sr. Unsec. Unsub. Nts., 1/15/13	1,270,000	1,263,650
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16[7]	485,000	520,163
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Unsub. Nts., 12/15/19	150,000	159,375
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16[4]	180,000	194,850
Commercial Vehicle Group, Inc., 7.875% Sec. Nts., 4/15/19	400,000	405,500
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[4]	160,000	167,600
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22[4]	470,000	491,150
Cricket Communications, Inc., 7.75% Sr. Unsec. Nts., 10/15/20	965,000	926,400
CSC Holdings LLC, 6.75% Sr. Unsec. Nts., 11/15/21[4]	715,000	782,925
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Unsub. Nts., 5/1/19	480,000	468,000
Dean Foods Co., 9.75% Sr. Unsec. Unsub. Nts., 12/15/18	400,000	440,000
Delta Air Lines, Inc., 12.25% Sr. Sec. Nts., 3/15/15[4]	525,000	572,250
DineEquity, Inc., 9.50% Sr. Unsec. Unsub. Nts., 10/30/18	400,000	444,000
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 7/15/22[4]	450,000	465,750
7.875% Sr. Unsec. Nts., 9/1/19	820,000	957,350
DJO Finance LLC/DJO Finance Corp., 10.875% Sr. Unsec. Nts., 11/15/14	185,000	193,788
DuPont Fabros Technology LP, 8.50% Sr. Unsec. Nts., 12/15/17	340,000	376,550
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17	1,485,000	1,254,825
Edgen Murray Corp., 12.25% Sr. Sec. Nts., 1/15/15	485,000	492,275
Energy Future Holdings Corp., 10% Sr. Sec. Nts., 1/15/20	775,000	841,844

16	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes Continued
Energy Future Intermediate Holding Co. LLC, 10% Sr. Sec. Nts., 12/1/20	$710,000	$785,438
Entravision Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17	744,000	796,080
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16[7]	260,000	277,225
FelCor Escrow Holdings LLC, 6.75% Sr. Sec. Nts., 6/1/19	790,000	839,375
Ferro Corp., 7.875% Sr. Unsec. Nts., 8/15/18	410,000	385,400
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sr. Sec. Nts., 5/1/20[4]	765,000	808,988
First Data Corp.:
8.875% Sr. Sec. Nts., 8/15/20[4]	450,000	495,000
12.625% Sr. Unsec. Nts., 1/15/21	1,410,000	1,431,150
First Wind Capital LLC, 10.25% Sr. Sec. Nts., 6/1/18[4]	140,000	140,700
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	300,000	288,000
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17[4]	355,000	353,225
Freescale Semiconductor, Inc.:
9.25% Sr. Sec. Nts., 4/15/18[4]	700,000	752,500
10.75% Sr. Unsec. Nts., 8/1/20	712,000	761,840
Fresenius Medical Care US Finance II, Inc.:
5.625% Sr. Unsec. Nts., 7/31/19[4]	290,000	312,113
5.875% Sr. Unsec. Nts., 1/31/22[4]	145,000	155,331
Frontier Communications Corp.:
8.25% Sr. Unsec. Nts., 4/15/17	375,000	412,500
8.50% Sr. Unsec. Nts., 4/15/20	250,000	271,875
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18	465,000	419,663
Global Geophysical Services, Inc., 10.50% Sr. Unsec. Nts., 5/1/17	590,000	561,975
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20	720,000	788,400
Gray Television, Inc., 10.50% Sr. Sec. Nts., 6/29/15	710,000	756,150
Grifols SA, 8.25% Sr. Sec. Nts., 2/1/18	305,000	335,500
Harrah’s Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	3,720,000	2,427,300
HealthSouth Corp., 8.125% Sr. Unsec. Unsub. Nts., 2/15/20	730,000	811,213
Hercules Offshore, Inc., 7.125% Sr. Sec. Nts., 4/1/17[4]	390,000	391,463
Hertz Corp. (The), 7.50% Sr. Unsec. Nts., 10/15/18	565,000	612,319
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC:
8.875% Sr. Sec. Nts., 2/1/18	350,000	356,125
9% Sec. Nts., 11/15/20	395,000	335,750
HOA Restaurants Group LLC/HOA Finance Corp., 11.25% Sr. Sec. Nts., 4/1/17[4]	885,000	826,369
Hologic, Inc., 6.25% Sr. Unsec. Nts., 8/1/20[4,9]	50,000	53,000
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20[4]	785,000	788,925
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	1,130,000	1,218,988
Ineos Finance plc, 8.375% Sr. Sec. Bonds, 2/15/19[4]	1,000,000	1,038,750
Intelsat Bermuda Ltd., 11.25% Sr. Unsec. Nts., 2/4/17	725,000	756,719
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	400,000	428,500

17	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes Continued
International Lease Finance Corp.:
8.625% Sr. Unsec. Unsub. Nts., 9/15/15	$490,000	$554,313
8.75% Sr. Unsec. Unsub. Nts., 3/15/17	905,000	1,057,719
Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Unsub. Nts., 3/15/19	795,000	831,769
ITC DeltaCom, Inc., 10.50% Sr. Sec. Nts., 4/1/16	1,425,000	1,542,563
J. Crew Group, Inc., 8.125% Sr. Unsec. Nts., 3/1/19	385,000	397,994
Jaguar Holding Co./Jaguar Merger Sub, Inc., 9.50% Sr. Unsec. Nts., 12/1/19[4]	320,000	357,200
Jaguar Land Rover plc, 7.75% Sr. Unsec. Bonds, 5/15/18[4]	205,000	219,350
James River Coal Co., 7.875% Sr. Unsec. Unsub. Nts., 4/1/19	540,000	275,400
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	90,000	96,863
Kindred Healthcare, Inc., 8.25% Sr. Unsec. Nts., 6/1/19	935,000	892,925
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	430,000	464,400
Lamar Media Corp., 5.875% Sr. Sub. Nts., 2/1/22[4]	315,000	333,900
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[4]	765,000	802,294
Lawson Software, Inc., 9.375% Sr. Nts., 4/1/19[4]	145,000	155,875
Level 3 Communications, Inc., 8.875% Sr. Unsec. Nts., 6/1/19[4,9]	585,000	597,431
Level 3 Financing, Inc., 9.375% Sr. Unsec. Unsub. Nts., 4/1/19	305,000	335,500
Levi Strauss & Co., 7.625% Sr. Unsec. Unsub. Nts., 5/15/20	370,000	396,363
Libbey Glass, Inc., 6.875% Sr. Sec. Nts., 5/15/20[4]	280,000	296,800
Limited Brands, Inc., 5.625% Sr. Nts., 2/15/22	780,000	820,950
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	1,355,000	1,476,950
LyondellBasell Industries NV, 6% Sr. Unsec. Nts., 11/15/21	640,000	745,600
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	1,050,000	1,149,750
Marquette Transportation Co./Marquette Transportation Finance Corp., 10.875% Sec. Nts., 1/15/17	1,105,000	1,160,250
MedAssets, Inc., 8% Sr. Unsec. Nts., 11/15/18	105,000	111,300
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[4]	915,000	953,888
MetroPCS Wireless, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	750,000	760,313
MGM Mirage, Inc., 6.625% Sr. Unsec. Nts., 7/15/15	1,330,000	1,381,538
Michaels Stores, Inc., 7.75% Sr. Unsec. Nts., 11/1/18	25,000	26,906
Momentive Performance Materials, Inc., 9% Sec. Nts., 1/15/21	830,000	610,050
Monitronics International, Inc., 9.125% Sr. Nts., 4/1/20[4]	390,000	380,250
MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19	315,000	324,450
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18[4]	105,000	115,894
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15[4]	555,000	496,725
Mylan, Inc.:
6% Sr. Nts., 11/15/18[4]	280,000	303,100
7.875% Sr. Unsec. Nts., 7/15/20[4]	700,000	799,750
Nationstar Mortgage/Nationstar Capital Corp., 10.875% Sr. Unsec. Nts., 4/1/15	1,380,000	1,497,300
Navios Maritime Acquisition Corp., 8.625% Sr. Sec. Nts., 11/1/17	300,000	282,750

18	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes Continued
Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875% Sr. Sec. Nts., 11/1/17	$180,000	$182,700
NBTY, Inc., 9% Sr. Unsec. Nts., 10/1/18	180,000	200,700
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14[8]	115,000	78,200
Newport Television LLC/NTV Finance Corp., 13.75% Sr. Nts., 3/15/17[4]	833,498	898,094
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875% Sec. Nts., 4/15/17	710,000	756,150
Nextel Communications, Inc., 7.375% Sr. Nts., Series D, 8/1/15	350,000	354,375
Norske Skogindustrier ASA, 6.125% Unsec. Bonds, 10/15/15[4]	590,000	415,950
Nortek, Inc., 10% Sr. Unsec. Nts., 12/1/18	800,000	868,000
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	370,000	412,550
NRG Energy, Inc., 7.625% Sr. Unsec. Nts., 1/15/18	800,000	856,000
Nuveen Investments, Inc.:
5.50% Sr. Unsec. Nts., 9/15/15	330,000	298,650
10.50% Sr. Unsec. Unsub. Nts., 11/15/15	330,000	336,600
NXP BV/NXP Funding LLC, 9.75% Sr. Sec. Nts., 8/1/18[4]	725,000	833,750
Offshore Group Investments Ltd.:
11.50% Sr. Sec. Nts., 8/1/15	1,315,000	1,453,075
11.50% Sr. Sec. Nts., 8/1/15[4]	315,000	348,075
OMEGA Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22	1,055,000	1,171,050
Oncure Holdings, Inc., 11.75% Sr. Sec. Nts., 5/15/17	465,000	292,950
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19	625,000	694,531
PHH Corp., 9.25% Sr. Unsec. Unsub. Nts., 3/1/16	300,000	325,500
Pinafore LLC/Pinafore, Inc., 9% Sec. Nts., 10/1/18	1,097,000	1,224,526
Ply Gem Industries, Inc.:
13.125% Sr. Unsec. Sub. Nts., 7/15/14	735,000	760,725
8.25% Sr. Sec. Nts., 2/15/18	515,000	536,888
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19	940,000	1,015,200
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	775,000	811,813
PSS World Medical, Inc., 6.375% Sr. Unsec. Unsub. Nts., 3/1/22[4]	180,000	189,000
Quicksilver Resources, Inc.:
8.25% Sr. Unsec. Nts., 8/1/15	385,000	367,675
11.75% Sr. Nts., 1/1/16	410,000	396,675
Quiksilver, Inc., 6.875% Sr. Unsec. Nts., 4/15/15	285,000	269,325
R.R. Donnelley & Sons Co., 7.25% Sr. Nts., 5/15/18	1,620,000	1,611,900
Radiation Therapy Services, Inc.:
8.875% Sr. Sec. Nts., 1/15/17	400,000	378,000
9.875% Sr. Unsec. Sub. Nts., 4/15/17	360,000	236,700
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	330,000	367,125
Realogy Corp.:
7.625% Sr. Sec. Nts., 1/15/20[4]	775,000	836,031
9% Sr. Sec. Nts., 1/15/20[4]	395,000	415,738
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
8.50% Sr. Unsec. Nts., 5/15/18	410,000	415,125
9% Sr. Unsec. Unsub. Nts., 4/15/19	395,000	403,888

19	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes Continued
Rite Aid Corp., 7.50% Sr. Sec. Nts., 3/1/17	$365,000	$376,406
Rock-Tenn Co., 4.45% Sr. Unsec. Nts., 3/1/19[4]	375,000	396,845
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19	720,000	807,300
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[4]	595,000	618,056
SandRidge Energy, Inc.:
8.75% Sr. Unsec. Nts., 1/15/20	360,000	385,200
9.875% Sr. Unsec. Nts., 5/15/16	495,000	546,975
SBA Telecommunications, Inc., 5.75% Sr. Unsec. Unsub. Nts., 7/15/20[4]	215,000	227,094
Schaeffler Finance BV, 8.50% Sr. Sec. Nts., 2/15/19[4]	390,000	422,175
Scotts Miracle-Gro Co. (The), 6.625% Sr. Unsec. Unsub. Nts., 12/15/20	100,000	109,000
Seagate HDD (Cayman), 7% Sr. Unsec. Nts., 11/1/21	650,000	709,313
Select Medical Corp., 7.625% Sr. Unsec. Sub. Nts., 2/1/15	370,000	374,163
ServiceMaster Co., 8% Sr. Unsec. Unsub. Nts., 2/15/20	235,000	261,731
SESI LLC, 6.375% Sr. Unsec. Nts., 5/1/19	105,000	112,088
Sinclair Television Group, Inc., 8.375% Sr. Unsec. Nts., 10/15/18	965,000	1,056,675
SM Energy Co., 6.50% Sr. Nts., 1/1/23[4]	350,000	357,438
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15[4]	470,000	495,263
Spectrum Brands Holdings, Inc., 9.50% Sr. Sec. Nts., 6/15/18	330,000	378,675
Speedy Cash, Inc., 10.75% Sr. Sec. Nts., 5/15/18[4]	455,000	480,025
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[4]	685,000	695,275
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	515,000	422,300
Sprint Capital Corp.:
6.875% Sr. Unsec. Nts., 11/15/28	490,000	442,225
8.75% Nts., 3/15/32	170,000	170,425
Sprint Nextel Corp., 9% Sr. Unsec. Nts., 11/15/18[4]	665,000	778,050
STHI Holding Corp., 8% Sec. Nts., 3/15/18[4]	305,000	324,825
SunGard Data Systems, Inc.:
7.375% Sr. Unsec. Nts., 11/15/18	185,000	197,488
7.625% Sr. Unsec. Nts., 11/15/20	400,000	431,500
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17	750,000	793,125
Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17	710,000	740,175
Thermon Industries, Inc., 9.50% Sr. Sec. Nts., 5/1/17	287,000	317,135
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15	355,000	395,825
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr. Sec. Nts., 9/1/17[4]	1,411,000	1,486,841
TransDigm, Inc., 7.75% Sr. Unsec. Sub. Nts., 12/15/18	980,000	1,097,600
UBS AG Stamford CT, 2.25% Sr. Unsec. Nts., 8/12/13	115,000	116,384
UCI International, Inc., 8.625% Sr. Unsec. Nts., 2/15/19	240,000	245,700
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW Gmb H, 7.50% Sr. Sec. Nts., 3/15/19	605,000	653,400
Universal Hospital Services, Inc., 7.625% Sr. Sec. Nts., 8/15/20[4,9]	155,000	158,488
Univision Communications, Inc., 7.875% Sr. Sec. Nts., 11/1/20[4]	350,000	378,875

20	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes Continued
UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[4]	$695,000	$743,650
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[4]	765,000	799,425
UR Financing Escrow Corp.:
7.375% Sr. Unsec. Nts., 5/15/20[4]	950,000	1,007,000
7.625% Sr. Unsec. Nts., 4/15/22[4]	240,000	255,900
US Airways 2011-1 Class A Pass-Through Trust, 7.125% Sec. Certificates, 10/22/23	590,361	631,687
US Oncology, Inc., Escrow Shares (related to 9.125% Sr. Sec. Nts., 8/15/17)[8]	225,000	4,500
Valeant Pharmaceuticals Inernational, 7.25% Sr. Unsec. Nts., 7/15/22[4]	300,000	311,250
Valeant Pharmaceuticals International, Inc., 6.875% Sr. Unsec. Nts., 12/1/18[4]	265,000	281,231
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	500,000	525,000
Venoco, Inc., 8.875% Sr. Unsec. Nts., 2/15/19	480,000	444,000
Verso Paper Holdings LLC, 11.375% Sr. Unsec. Sub. Nts., Series B, 8/1/16	142,000	71,710
Verso Paper Holdings LLC/Verso Paper, Inc.:
8.75% Sr. Sec. Nts., 2/1/19	925,000	370,000
11.75% Sr. Sec. Nts., 1/15/19[4]	276,000	220,800
ViaSat, Inc., 6.875% Sr. Unsec. Unsub. Nts., 6/15/20[7]	756,000	784,350
Virgin Media Finance plc:
5.25% Sr. Unsec. Unsub. Nts., 2/15/22	295,000	306,800
8.375% Sr. Unsec. Unsub. Nts., 10/15/19	325,000	369,281
Visteon Corp., 6.75% Sr. Unsec. Nts., 4/15/19	860,000	840,650
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13[4,10]	705,000	666,225
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75% Sr. Unsec. Nts., 9/15/18	330,000	358,463
West Corp., 8.625% Sr. Unsec. Nts., 10/1/18	695,000	763,631
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[4]	535,000	333,038
Whirlpool Corp., 5.50% Sr. Unsec. Unsub. Nts., 3/1/13	151,000	154,669
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[4]	810,000	724,950
Windstream Corp., 7.50% Sr. Unsec. Unsub. Nts., 6/1/22[4]	1,110,000	1,165,500
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	430,000	356,900
Zayo Escrow Corp.:
8.125% Sr. Sec. Nts., 1/1/20	165,000	175,313
10.125% Sr. Unsec. Nts., 7/1/20[4]	110,000	117,975

Total Non-Convertible Corporate Bonds and Notes (Cost $139,963,140)		140,657,279
Corporate Loans–0.5%
Atlantic Broadband Finance LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 10/4/19[10]	260,000	273,000
Autoparts Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan: 5%, 7/21/17[10]	204,560	199,191

21	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

			Principal Amount	Value
Corporate Loans Continued
6.50%, 7/29/17[10]			$79,799	$77,705
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 3/16/18[10]			280,000	278,600
Cengage Learning Holdings II LP, Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.74%, 7/5/17[9,10]			126,558	109,525
Chesapeake Energy Corp., Sr. Sec. Credit Facilities Term Loan, 7%, 12/2/17[9,10]			365,000	364,596
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.896%, 1/29/16[10]			467,527	354,151
Crestwood Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.75%, 3/8/18[10]			390,000	395,200
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7%, 3/19/17[10]			780,000	783,900
Lonestar Intermediate Super Holdings LLC, Sr. Sec. Credit Facilities Term Loan, 11%, 9/2/19[10]			470,000	500,550
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 2/28/19[10]			890,000	897,788
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 6/9/18[9,10]			520,000	517,400
PQ Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.746%, 7/30/15[10]			845,000	805,919
Revel Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9%, 2/17/17[9,10]			785,000	639,775
Springleaf Financial Funding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 5/10/17[10]			425,000	406,052
Texas Competitive Electric Holdings Co. LLC, Non-Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.746%, 10/10/14[10]			870,000	609,544
Walter Investment Management Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 12/30/16[10]			770,000	795,666

Total Corporate Loans (Cost $7,965,792)				8,008,562
Loan Participations–0.0%
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.889%, 1/29/16[10] (Cost $125,574)			157,482	119,293

			Shares
Structured Securities–0.0%
UBS AG, Vietnam Dairy Products JSC Equity Linked Nts.[4] (Cost $246,890)			60,000	257,307

	Expiration Date	Strike Price	Contracts
Options Purchased–0.7%
Chicago Board Options Exchange Volatility Index Call[2]	8/22/12	$23.000	6,000	690,000
Chicago Board Options Exchange Volatility Index Call[2]	8/22/12	28.000	6,000	330,000

22	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Expiration Date	Strike Price		Contracts	Value
Options Purchased Continued
Hang Seng Bank Put[2]	10/30/12	18,130.810	HKD	25,000	$935,243
S&P CNX Nifty Index Put[2]	10/25/12	5,034.710		11,950	997,798
Standard & Poor’s 500 Index (The) Call[2]	10/19/12	1,435.000		3,620	5,249,000
Standard & Poor’s 500 Index (The) Put[2]	8/17/12	1,335.000		4,000	3,000,000
U.S. Treasury Nts., 10 yr. Futures, 9/19/12 Call[2]	8/27/12	135.000		2,534	1,267,000

Total Options Purchased (Cost $19,486,351)					12,469,041

				Shares
Investment Companies–29.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[1,11]				91,674,034	91,674,034
Oppenheimer Master Event-Linked Bond Fund, LLC[1]				9,251,612	108,356,237
Oppenheimer Master Loan Fund, LLC[1]				23,240,748	292,605,411
Oppenheimer Short Duration Fund, Cl. Y1				2,495,010	25,000,000

Total Investment Companies (Cost $519,421,173)					517,635,682
Total Investments, at Value (Cost $1,731,518,155)				100.9%	1,754,298,556
Liabilities in Excess of Other Assets				(0.9)	(15,272,333)

Net Assets				100.0%	$1,739,026,223

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

HKD	Hong Kong Dollar

23	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows

	Shares October 31, 2011	Gross Additions	Gross Reductions		Shares July 31, 2012
Oppenheimer Global Allocation Fund (Cayman) Ltd.[a]	2,921	—	—		2,921
Oppenheimer Institutional Money Market Fund, Cl. E	—	473,620,894	381,946,860		91,674,034
Oppenheimer Master Event-Linked Bond Fund, LLC	9,251,612	—	—		9,251,612
Oppenheimer Master Loan Fund, LLC	25,188,463	—	1,947,715		23,240,748
Oppenheimer Short Duration Fund, Cl. Y	—	2,495,010	—		2,495,010

		Value	Income		Realized Loss
Oppenheimer Global Allocation Fund (Cayman) Ltd.[a]		$22,976,551	$—		$—
Oppenheimer Institutional Money Market Fund, Cl. E		91,674,034	85,542		—
Oppenheimer Master Event-Linked Bond Fund, LLC		108,356,237	6,896,982	[b]	3,720,388	[b]
Oppenheimer Master Loan Fund, LLC		292,605,411	15,795,336	[c]	4,332,008	[c]
Oppenheimer Short Duration Fund, Cl. Y		25,000,000	881		—

		$540,612,233	$22,778,741		$8,052,396

a.	Investment in a wholly-owned subsidiary. See the Statement of Investments and the accompanying Notes of the entity included herein.
b.	Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.
c.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.
2.	Non-income producing security.
3.	All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $143,981,050. See accompanying Notes.
4.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $41,944,674 or 2.41% of the Fund’s net assets as of July 31, 2012.
5.	The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.
6.	Interest or dividend is paid-in-kind, when applicable.
7.	Restricted security. The aggregate value of restricted securities as of July 31, 2012 was $2,791,298, which represents 0.16% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation (Depreciation)
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15	3/6/12	$377,581	$347,100	$(30,481)
Catalyst Paper Corp., 11% Sr. Sec. Nts., 12/15/16	2/2/11	479,452	277,200	(202,252)
CIT Group, Inc., 7% Sec. Bonds, 5/2/17	8/24/10-2/1/12	581,835	585,260	3,425
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16	5/3/11-2/21/12	504,695	520,163	15,468
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16	9/15/10-12/20/11	266,405	277,225	10,820
ViaSat, Inc., 6.875% Sr. Unsec. Unsub. Nts., 6/15/20	2/22/12-2/28/12	772,076	784,350	12,274

		$2,982,044	$2,791,298	$(190,746)

8.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.
9.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after July 31, 2012. See accompanying Notes.
10.	Represents the current interest rate for a variable or increasing rate security.
11.	Rate shown is the 7-day yield as of July 31, 2012.

24	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,222,916,820	69.7%
United Kingdom	73,011,599	4.2
France	50,370,800	2.9
Germany	46,396,411	2.6
Japan	40,253,222	2.3
Switzerland	37,792,247	2.2
India	31,762,211	1.8
Brazil	30,804,754	1.8
Mexico	23,656,255	1.4
Sweden	23,632,883	1.3
Spain	19,438,037	1.1
Denmark	15,525,974	0.9
China	14,186,999	0.8
Italy	14,158,016	0.8
The Netherlands	9,479,346	0.5
Australia	9,217,349	0.5
Korea, Republic of South	8,898,596	0.5
Russia	8,215,804	0.5
Taiwan	7,327,392	0.4
Ireland	6,868,044	0.4
Turkey	6,333,557	0.4
Hong Kong	6,274,388	0.4
Canada	5,763,437	0.3
South Africa	4,531,187	0.3
Bermuda	4,191,805	0.2
Philippines	4,155,227	0.2
Jersey, Channel Islands	3,459,967	0.2
Colombia	3,343,661	0.2
Finland	3,092,572	0.2
Belgium	2,731,429	0.2
Luxembourg	2,252,701	0.1
Israel	2,080,422	0.1
Singapore	1,968,030	0.1
Indonesia	1,907,147	0.1
Nigeria	1,275,605	0.1
United Arab Emirates	1,039,422	0.1
Austria	982,877	0.1
Netherlands Antilles	862,030	0.1
Thailand	812,907	—
Egypt	769,288	—
Malaysia	538,636	—
Argentina	496,480	—
Peru	473,035	—
Norway	415,950	—
Chile	326,824	—
Vietnam	257,307	—
Mongolia	49,906	—

Total	$1,754,298,556	100.0%

25	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Foreign Currency Exchange Contracts as of July 31, 2012 are as follows:

Counterparty/ Contract Description	Buy/ Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America:
British Pound Sterling (GBP)	Sell	148	GBP	8/1/12	$231,526	$679	$—
Japanese Yen (JPY)	Sell	57,819	JPY	8/1/12	740,084	—	4,290

						679	4,290
Barclay’s Capital:
Euro (EUR)	Buy	105	EUR	8/1/12	129,447	—	145
Mexican Nuevo Peso (MXN)	Sell	1,273	MXN	8/1/12	95,746	397	—

						397	145
Brown Brothers Harriman:
Indian Rupee (INR)	Buy	5,710	INR	8/1/12-8/2/12	102,668	—	273
Indian Rupee (INR)	Sell	99	INR	8/1/12-8/2/12	1,772	2	2
Indonesian Rupiah (IDR)	Buy	673,727	IDR	8/2/12-8/3/12	71,181	89	—
South Korean Won (KRW)	Buy	11,377	KRW	8/1/12-8/2/12	10,063	—	22
South Korean Won (KRW)	Sell	321,468	KRW	8/2/12-8/3/12	284,328	—	1,091
Nigerian Naira (NGN)	Buy	5,587	NGN	8/2/12-8/3/12	34,776	143	—

						234	1,388
Citigroup
Euro (EUR)	Buy	118	EUR	8/2/12	144,684	454	10
Credit Suisse
Danish Krone (DKK)	Buy	162	DKK	8/2/12	26,812	85	—
Deutsche Bank Securities, Inc.:
Danish Krone (DKK)	Buy	187	DKK	8/3/12	30,908	—	16
Singapore Dollar (SGD)	Buy	141	SGD	8/2/12	113,348	234	—
Swiss Franc (CHF)	Buy	501	CHF	8/2/12	513,530	—	2,273
Swiss Franc (CHF)	Sell	446	CHF	8/2/12	456,612	2,021	—

						2,255	2,289
JP Morgan Chase
British Pound Sterling (GBP)	Sell	70	GBP	8/1/12-8/3/12	109,957	108	—
Nomura Securities
Danish Krone (DKK)	Buy	90	DKK	8/1/12	14,841	—	67
EURO (EUR)	Buy	24	EUR	8/3/12	29,476	—	13

						—	80
RBS Greenwich Capital
Mexican Nuevo Peso (MXN)	Sell	2,304	MXN	8/2/12	173,229	369	—
State Street:
British Pound Sterling (GBP)	Sell	23	GBP	8/2/12-8/3/12	36,763	24	—
Hong Kong Dollar (HKD)	Buy	418	HKD	8/1/12	53,895	5	—
Hong Kong Dollar (HKD)	Sell	1,421	HKD	8/1/12-8/2/12	183,224	2	15

						31	15

Total unrealized appreciation and depreciation						$4,612	$8,217

26	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Futures Contracts as of July 31, 2012 are as follows:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bonds	Buy	1	9/19/12	$151,031	$2,311
U.S. Treasury Nts., 2 yr.	Buy	4	9/28/12	882,438	1,333
U.S. Treasury Nts., 5 yr.	Sell	13	9/28/12	1,622,156	(13,903)
U.S. Treasury Nts., 10 yr.	Buy	10	9/19/12	1,346,563	19,027

					$8,768

Written Option as of July 31, 2012 is as follows:

Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation
Standard & Poor’s 500 Index (The)	Put	4,000	$1,225	11/16/12	$9,347,897	$(7,080,000)	$2,267,897

Total Return Swap Contracts as of July 31, 2012 are as follows:

Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
Custom Basket of Securities
Goldman Sachs International	74,289	EUR	One-Day EUR EONIA minus 75 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	5/16/13	$(1,544,512)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:
EUR	Euro

Abbreviation is as follows:
EONIA	Euro OverNight Index Average

27	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Notes to Statement of Investments

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of July 31, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$2,398,257
Sold securities	700,794

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of July 31, 2012 is as follows:

Cost	$592,217
Market Value	$359,900
Market Value as a % of Net Assets	0.02%

Investment in Oppenheimer Global Allocation Fund (Cayman) Ltd. The Fund has established a Cayman Islands company that is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity related futures, options and swap contracts), exchange traded funds and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.

The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities in the annual and semiannual reports and the Fund’s Statement of Operations in the annual and semiannual reports. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

28	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

29	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

30	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

31	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

The table below categorizes amounts as of July 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs		Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Wholly-Owned Subsidiary	$—	$22,976,551		$—		$22,976,551
Common Stocks
Consumer Discretionary	115,337,231	52,790,369		—		168,127,600
Consumer Staples	101,454,075	24,484,172		—		125,938,247
Energy	47,462,675	24,440,035		—		71,902,710
Financials	74,666,380	39,721,334		—		114,387,714
Health Care	99,778,754	11,716,574		—		111,495,328
Industrials	94,449,823	49,134,413		—		143,584,236
Information Technology	197,412,565	60,057,316		—		257,469,881
Materials	21,315,531	11,826,848		49,906		33,192,285
Telecommunication Services	9,884,445	10,283,197		—		20,167,642
Utilities	5,000,839	—		—		5,000,839
Preferred Stocks	—	425,079		—		425,079
Rights, Warrants and Certificates	—	—		—		—
Mortgage-Backed Obligations	—	483,280		—		483,280
Non-Convertible Corporate Bonds and Notes	—	140,657,279		—		140,657,279
Corporate Loans	—	8,008,562		—		8,008,562
Loan Participations	—	119,293		—		119,293
Structured Securities	—	257,307		—		257,307
Options Purchased	10,536,000	1,933,041		—		12,469,041
Investment Companies	116,674,034	400,961,648		—		517,635,682

Total Investments, at Value	893,972,352	860,276,298		49,906		1,754,298,556

Other Financial Instruments:
Foreign currency exchange contracts	—	4,612		—		4,612
Futures margins	1,031	—		—		1,031

Total Assets	$893,973,383	$860,280,910		$49,906		$1,754,304,199

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(8,217	) $	—		$(8,217)
Futures margins	(1,016)	—		—		(1,016)
Appreciated options written, at value	(7,080,000)	—		—		(7,080,000)
Depreciated swaps, at value	—	(1,544,512)		—		(1,544,512)

Total Liabilities	$(7,081,016)	$(1,552,729)		$—	$	(,633,745)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

32	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$8,512,330	$(9,137,624)	$9,137,624	$(8,512,330)
Consumer Staples	9,153,498	(11,148,576)	11,148,576	(9,153,498)
Energy	4,159,936	—	—	(4,159,936)
Financials	12,715,961	—	—	(12,715,961)
Health Care	19,433,985	(4,369,881)	4,369,881	(19,433,985)
Industrials	36,972,953	—	—	(36,972,953)
Information Technology	10,683,930	(8,686,061)	8,686,061	(10,683,930)
Materials	7,809,324	(1,538,671)	1,538,671	(7,809,324)
Telecommunication Services	5,625,718	(10,426,670)	10,426,670	(5,625,718)

Total Assets	$115,067,635	$(45,307,483)	$45,307,483	$(115,067,635)

*	Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

**	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

33	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

34	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of July 31, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $1,937,653, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $1,933,041 as of July 31, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of July 31, 2012 the Fund has required certain counterparties to post collateral of $17,127,309.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

As of July 31, 2012, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $1,544,512 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of July 31, 2012, the Fund could have been required to pay this amount in cash to its counterparties.

35	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended July 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $3,326,333 and $6,558,040, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

36	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

During the period ended July 31, 2012, the Fund had an ending monthly average market value of $15,500,206 and $253,440,682 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

37	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on volatility indexes to increase exposure to volatility risk. A purchased call option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

During the period ended July 31, 2012, the Fund had an ending monthly average market value of $26,006,007 and $3,537,810 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on volatility indexes to decrease exposure to volatility risk. A written call option becomes more valuable as the level of the underlying volatility index decreases relative to the strike price.

During the period ended July 31, 2012, the Fund had an ending monthly average market value of $39,278 and $2,088,601 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

38	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Written option activity for the period ended July 31, 2012 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of October 31, 2011	1,150	$133,965	26,612,326	$1,304,125
Options written	20,057	2,255,586	20,545	29,160,649
Options closed or expired	(20,926)	(2,365,160)	(26,628,585)	(21,084,130)
Options exercised	(281)	(24,391)	(286)	(32,747)

Options outstanding as of July 31, 2012	—	$—	4,000	$9,347,897

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

39	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

For the period ended July 31, 2012, the Fund had ending monthly average notional amounts of $63,500 on credit default swaps to sell protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of July 31, 2012, the Fund had no such credit default swaps outstanding.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.

For the period ended July 31, 2012, the Fund had ending monthly average notional amounts of $46,315,233 on total return swaps which are short the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Restricted Securities

As of July 31, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

40	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,740,492,327
Federal tax cost of other investments	(8,602,394)

Total federal tax cost	$1,731,889,933

Gross unrealized appreciation	$141,641,842
Gross unrealized depreciation	(127,169,111)

Net unrealized appreciation	$14,472,731

Oppenheimer Global Allocation Fund (Cayman) Ltd.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Notes to Statement of Investments

	Expiration Date	Strike Price	Contracts	Value
Options Purchased–6.1%
SPDR Gold Trust Call[1] (Cost $1,884,068)	8/20/12	$160	12,000	$1,404,000

Total Investments, at Value (Cost $1,884,068)			6.1%	1,404,000
Other Assets Net of Liabilities			93.9	21,572,551

Net Assets			100.0%	$22,976,551

Footnotes to Statement of Investments

1.	Non-income producing security.

Written Option as of July 31, 2012 is as follows:

Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation
SPDR Gold Trust	Call	4,000	$170	11/19/12	$1,056,553	$(1,004,000)	$52,553

41	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund (Cayman) Ltd.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Notes to Statement of Investments

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

42	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund (Cayman) Ltd.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

43	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund (Cayman) Ltd.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that as of July 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Options Purchased	$1,404,000	$—	$—	$1,404,000

Total Assets	$1,404,000	$—	$—	$1,404,000

Liabilities Table
Other Financial Instruments:
Appreciated options, written at value	$(1,004,000)	$—	$—	$(1,004,000)

Total Liabilities	$(1,004,000)	$—	$—	$(1,004,000)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

44	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund (Cayman) Ltd.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

45	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund (Cayman) Ltd.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended July 31, 2012, the Fund had an ending monthly average market value of $648,600 and $273,894 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

46	Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund (Cayman) Ltd.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended July 31, 2012, the Fund had an ending monthly average market value of $104,143 and $3,723 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended July 31, 2012 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of October 31, 2011	24	$3,993	23	$6,378
Options written	4,141	1,086,727	126	25,909
Options closed or expired	(165)	(34,167)	(101)	(22,707)
Options exercised	—	—	(48)	(9,580)

Options outstanding as of July 31, 2012	4,000	$1,056,553	—	$—

47	Oppenheimer Global Allocation Fund

Oppenheimer Flexible Strategies Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Common Stocks–42.7%
Consumer Discretionary–4.0%
Hotels, Restaurants & Leisure–0.8%
McDonald’s Corp.	95,000	$8,489,197
Media–3.0%
Cinemark Holdings, Inc.	412,000	9,632,560
Comcast Corp., Cl. A	342,000	11,132,100
Time Warner Cable, Inc.	130,000	11,040,900

		31,805,560
Multiline Retail–0.2%
Target Corp.	36,210	2,196,137
Consumer Staples–6.0%
Beverages–1.8%
Coca-Cola Co. (The)[1]	240,000	19,392,000
Food & Staples Retailing–1.0%
CVS Caremark Corp.	238,400	10,787,600
Food Products–0.4%
Adecoagro SA2	374,420	3,800,363
Household Products–1.4%
Church & Dwight Co., Inc.	265,000	15,266,650
Tobacco–1.4%
Altria Group, Inc.	145,950	5,249,822
Philip Morris International, Inc.	108,020	9,877,349

		15,127,171
Energy–6.3%
Energy Equipment & Services–0.9%
Baker Hughes, Inc.	57,000	2,640,240
Schlumberger Ltd.	100,000	7,126,000

		9,766,240
Oil, Gas & Consumable Fuels–5.4%
Chevron Corp.	221,670	24,290,599
Exxon Mobil Corp.[1]	212,180	18,427,833
Royal Dutch Shell plc, ADR	205,000	14,464,800

		57,183,232
Financials–7.3%
Capital Markets–1.1%
Bond Street Holdings LLC, Cl. A2,3	375,000	6,937,500
Bond Street Holdings LLC, Cl. B, Non-Vtg.[2]	120,000	2,220,000
Goldman Sachs Group, Inc. (The)	25,322	2,554,990

		11,712,490
Commercial Banks–3.7%
M&T Bank Corp.	169,640	14,561,898
U.S. Bancorp	195,420	6,546,570
Wells Fargo & Co.	531,810	17,980,496

		39,088,964
Insurance–1.7%
ACE Ltd.	123,570	9,082,395

1	Oppenheimer Flexible Strategies Fund

Oppenheimer Flexible Strategies Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Insurance Continued
Alleghany Corp.[2]	25,052	$8,663,232

		17,745,627
Real Estate Investment Trusts–0.8%
American Assets Trust, Inc.	60,788	1,580,488
Macerich Co. (The)	89,500	5,227,695
Starwood Property Trust, Inc.	103,000	2,292,780

		9,100,963
Health Care–4.2%
Health Care Equipment & Supplies–0.4%
Baxter International, Inc.	35,000	2,047,850
Covidien plc	38,000	2,123,440

		4,171,290
Health Care Providers & Services–1.5%
Humana, Inc.	143,990	8,869,784
UnitedHealth Group, Inc.	138,820	7,092,314

		15,962,098
Pharmaceuticals–2.3%
Merck & Co., Inc.	304,000	13,427,680
Teva Pharmaceutical Industries Ltd., Sponsored ADR	113,210	4,629,157
Watson Pharmaceuticals, Inc.[2]	85,000	6,615,550

		24,672,387
Industrials–4.0%
Aerospace & Defense–0.8%
Honeywell International, Inc.	150,000	8,707,500
Construction & Engineering–0.7%
Quanta Services, Inc.[2]	300,000	6,897,000
Industrial Conglomerates–1.3%
Tyco International Ltd.	255,000	14,009,700
Machinery–0.7%
AGCO Corp.[2]	73,421	3,218,777
SPX Corp.	64,000	3,886,080

		7,104,857
Trading Companies & Distributors–0.5%
AerCap Holdings NV2	493,901	5,600,837
Information Technology–6.8%
Communications Equipment–2.4%
Ciena Corp.[2]	310,460	4,976,674
Cisco Systems, Inc.	250,000	3,987,500
Juniper Networks, Inc.[2]	417,790	7,323,859
QUALCOMM, Inc.	160,560	9,582,221

		25,870,254
Computers & Peripherals–2.3%
Apple, Inc.[1,2]	40,500	24,735,780
Electronic Equipment & Instruments–0.2%
TE Connectivity Ltd.	64,000	2,112,640

2	Oppenheimer Flexible Strategies Fund

Oppenheimer Flexible Strategies Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Internet Software & Services–0.5%
Google, Inc., Cl. A2	7,750	$4,905,518
IT Services–0.5%
International Business Machines Corp.	28,500	5,585,430
Semiconductors & Semiconductor Equipment–0.5%
Xilinx, Inc.	150,000	4,860,000
Software–0.4%
Oracle Corp.	137,600	4,155,520
Materials–2.9%
Chemicals–2.4%
Celanese Corp., Series A	70,000	2,669,100
LyondellBasell Industries NV, Cl. A	150,000	6,679,500
Mosaic Co. (The)	283,670	16,484,064

		25,832,664
Containers & Packaging–0.5%
Rock-Tenn Co., Cl. A	95,000	5,530,900
Utilities–1.2%
Electric Utilities–1.2%
Cleco Corp.	150,000	6,564,000
Edison International, Inc.	136,500	6,303,570

		12,867,570

Total Common Stocks (Cost $399,129,483)		455,044,139
Preferred Stocks–1.3%
Goldman Sachs Group, Inc. (The), 3.75% Non-Cum., Series A, Non-Vtg.[2]	41,024	784,379
M&T Capital Trust IV, 8.50% Cum.[2]	2,350	60,419
PPL Corp., 9.50% Cv., Non-Vtg.[2]	100,000	5,435,000
US Bancorp, 6% Non-Cum., Series G2	300,000	8,196,000

Total Preferred Stocks (Cost $13,795,967)		14,475,798

3	Oppenheimer Flexible Strategies Fund

Oppenheimer Flexible Strategies Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Principal Amount
Asset-Backed Securities–5.7%
CWABS Asset-Backed Certificates Trust 2005-12, Asset-Backed Certificates, Series 2005-12, Cl. M2, 0.736%, 2/25/36[4]	$6,000,000	1,048,020
NuCO2 Funding LLC, Asset-Backed Nts., Series 2008-1A, Cl. A1, 7.25%, 6/25/38[3]	30,000,000	31,335,000
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-WCW3, Cl. M1, 0.726%, 8/25/35[4]	5,000,000	3,265,510
Saxon Asset Securities Trust 2007-3, Mtg. Loan Asset-Backed Certificates, Series 2007-3, Cl. 2A4, 0.736%, 9/25/47[4]	7,595,000	2,771,298
Structured Asset Securities Corp., Mtg. Loan Asset-Backed Certificates, Series 2007-GEL2, Cl. A2, 0.566%, 5/25/37[4]	35,500,000	21,941,112

Total Asset-Backed Securities (Cost $58,541,298)		60,360,940
Mortgage-Backed Obligations–1.8%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-R2, Cl. M1, 0.676%, 4/25/34[4]	4,286,384	2,472,317

4	Oppenheimer Flexible Strategies Fund

Oppenheimer Flexible Strategies Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Principal Amount	Value
Bear Stearns Asset-Backed Securities I Trust 2004-HE9, Asset-Backed Certificates, Series 2004-HE9, Cl. M2, 1.446%, 11/25/34[4]	$11,789,090	$7,172,158
First NLC Trust 2005-4, Mtg.-Backed Certificates, Series 2005-4, Cl. A4, 0.636%, 2/25/36[4]	11,003,000	4,086,630
Home Equity Asset Trust 2005-5, Mtg. Home Equity Pass-Through Certificates, Series 2005-5, Cl. M2, 0.756%, 11/25/35[4]	1,888,088	985,631
Home Equity Mortgage Loan Asset-Backed Trust, Home Equity Asset-Backed Certificates, Series INABS 2005-B, Cl. M3, 0.736%, 8/25/35[4]	1,298,061	580,206
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through Certificates, Series 2004-13, Cl. 2A2, 2.634%, 4/1/34[4]	1,251,527	1,269,106
RAMP Series 2005-RS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2005-RS6, Cl. M2, 0.756%, 6/25/35[4]	944,044	645,486
Structured Asset Securities Corp., Mtg. Pass-Through Certificates, Series 2007-GEL2, Cl. A3, 0.696%, 5/25/37[4,5]	4,486,000	2,030,081

Total Mortgage-Backed Obligations (Cost $17,503,343)		19,241,615
Non-Convertible Corporate Bonds and Notes–1.0%
Wachovia Capital Trust III, 5.57% Perpetual Bonds4,6 (Cost $9,659,811)	11,000,000	10,931,250
Convertible Corporate Bonds and Notes–2.3%
Advanced Micro Devices, Inc.:
5.75% Cv. Sr. Unsec. Nts., 8/15/12	5,000,000	5,031,250
6% Cv. Sr. Unsec. Nts., 5/1/15	12,000,000	12,165,000
Amylin Pharmaceuticals, Inc., 3% Cv. Sr. Unsec. Nts., 6/15/14	7,000,000	7,245,000

Total Convertible Corporate Bonds and Notes (Cost $23,603,304)		24,441,250
Event-Linked Bonds–0.6%
Merna Reinsurance II Ltd. Catastrophe Linked Nts., 3.65%, 4/8/13[4,5]	3,000,000	3,032,400
Midori Ltd. Catastrophe Linked Nts., 3.205%, 10/24/12[4,5]	3,200,000	3,198,720

Total Event-Linked Bonds (Cost $6,209,999)		6,231,120

5	Oppenheimer Flexible Strategies Fund

Oppenheimer Flexible Strategies Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Expiration Date	Strike Price	Contracts
Options Purchased–0.1%
Standard & Poor’s Depositary Receipts Trust/Standard & Poor’s 500 Exchange Traded Funds, Series 1 Put[2]	10/22/12	$132.000	2,000	576,000
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Call[2]	9/24/12	135.000	585	237,656
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Call[2]	9/24/12	136.000	200	37,500

Total Options Purchased (Cost $951,847)				851,156

	Swaption Expiration Date	Notional Amount		Value
Swaptions Purchased–0.4%
Goldman Sachs International, Interest Rate Swaption (European); Swap Terms: Paid: 2%; Received: Six-Month JPY BBA LIBOR; Termination Date: 1/21/25[2]	1/20/15	3,838,000,000	JPY	$860,052
Goldman Sachs International, Interest Rate Swaption (European); Swap Terms: Paid: 4%; Received: Three-Month BBA LIBOR; Termination Date: 11/28/24[2]	11/26/14	50,000,000		560,167
JPMorgan Chase Bank NA, Interest Rate Swaption (European); Paid: 4%; Received: Three-Month BBA LIBOR; Termination Date: 12/3/24[2]	12/2/14	50,000,000		567,206
JPMorgan Chase Bank NA, Interest Rate Swaption (European); Swap Terms: Paid: 4%; Received: Three-Month BBA LIBOR; Termination Date: 2/26/25[2]	2/25/15	50,000,000		674,071
JPMorgan Chase Bank NA, Interest Rate Swaption (European); Swap Terms: Paid: 4.50%: Received: Three-Month BBA LIBOR; Termination Date: 2/28/27[2]	2/27/17	50,000,000		1,179,531

Total Swaptions Purchased (Cost $8,246,096)				3,841,027

6	Oppenheimer Flexible Strategies Fund

Oppenheimer Flexible Strategies Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares
Structured Securities–0.7%
Africa Telecommunications, Media & Technology Fund 1 LLC[3]	9,542,930	95,429
Barclays Bank plc, Hewlett-Packard Co. Equity Linked Nts.	408,497	7,385,626

Total Structured Securities (Cost $20,000,007)		7,481,055
Investment Companies–44.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[7,8]	345,019,652	345,019,652
Oppenheimer Master Loan Fund, LLC[7]	8,288,014	104,347,659
Oppenheimer Short Duration Fund, Cl. Y7	2,000,956	20,049,583

Total Investment Companies (Cost $469,435,211)		469,416,894
Total Investments, at Value (Cost $1,027,076,366)	100.7%	1,072,316,244
Liabilities in Excess of Other Assets	(0.7)	(7,860,965)

Net Assets	100.0%	$1,064,455,279

Footnotes to Statement of Investments

Notional amount is reported in U.S. Dollars, except for those denoted in the following currency:

JPY                                                                      Japanese Yen

1.	All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $55,051,210. See accompanying Notes.
2.	Non-income producing security.

7	Oppenheimer Flexible Strategies Fund

Oppenheimer Flexible Strategies Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

3.	Restricted security. The aggregate value of restricted securities as of July 31, 2012 was $38,367,929, which represents 3.60% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation (Depreciation)
Africa Telecommunications, Media & Technology Fund 1 LLC	4/20/11	$10,000,000	$95,429	$(9,904,571)
Bond Street Holdings LLC, Cl. A	11/4/09	7,500,000	6,937,500	(562,500)
NuCO2 Funding LLC, Asset-Backed Nts., Series 2008-1A, Cl. A1, 7.25%, 6/25/38	7/1812	31,307,217	31,335,000	27,783

		$48,807,217	$38,367,929	$(10,439,288)

4.	Represents the current interest rate for a variable or increasing rate security.
5.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $8,261,201 or 0.78% of the Fund’s net assets as of July 31, 2012.
6.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.
7.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares/ Principal Amount October 31, 2011	Gross Additions	Gross Reductions	Shares/ Principal Amount July 31, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	707,964,096	893,202,960	1,256,147,404	345,019,652
Oppenheimer Master Loan Fund, LLC	—	8,288,014	—	8,288,014
Oppenheimer Short Duration Fund, Cl. Y	—	2,000,956	—	2,000,956
Take-Two Interactive Software, Inc.	7,303,043	—	7,303,043	—
Take-Two Interactive Software, Inc., 4.375% Cv. Sr. Nts., 6/1/14	4,611,000	—	4,611,000	—
THQ, Inc.	7,102,240	—	7,102,240	—
Vanda Pharmaceuticals, Inc.	1,535,078	—	1,535,078	—

	Value	Income		Realized Gain (Loss)
Oppenheimer Institutional Money Market Fund, Cl. E	$345,019,652	$869,630		$—
Oppenheimer Master Loan Fund, LLC	104,347,659	3,907,345	[a]	631,631 [a]
Oppenheimer Short Duration Fund, Cl. Y	20,049,583	49,853		—
Take-Two Interactive Software, Inc.	—	—		(34,961,011)
Take-Two Interactive Software, Inc., 4.375% Cv. Sr. Nts., 6/1/14	—	60,600		2,700,146
THQ, Inc.	—	—		(59,848,966)
Vanda Pharmaceuticals, Inc.	—	—		(7,904,891)

	$469,416,894	$4,887,428		$(99,383,091)

a.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

8.	Rate shown is the 7-day yield as of July 31, 2012.

8	Oppenheimer Flexible Strategies Fund

Oppenheimer Flexible Strategies Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares Sold Short	Value
Securities Sold Short–(19.0)%
Common Stock Securities Sold Short–(13.0)%
Aflac, Inc.	(228,000)	$(9,981,840)
Air Lease Corp.[2]	(276,000)	(5,431,680)
Aircastle Ltd.	(215,000)	(2,543,450)
Assurant, Inc.	(158,000)	(5,721,180)
Babcock & Wilcox Co.[2]	(125,000)	(3,137,500)
Bank of America Corp.	(500,000)	(3,670,000)
Bank of Hawaii Corp.	(54,000)	(2,522,340)
BHP Billiton Ltd., Sponsored ADR	(98,000)	(6,501,320)
Boeing Co. (The)	(107,000)	(7,908,370)
Camden Property Trust	(75,000)	(5,348,250)
Caterpillar, Inc.	(66,000)	(5,557,860)
Chesapeake Energy Corp.	(617,000)	(11,611,940)
Children’s Place Retail Stores, Inc.[2]	(105,000)	(5,334,000)
City National Corp.	(50,000)	(2,464,000)
Comerica, Inc.	(186,000)	(5,619,060)
Commerce Bancshares, Inc.	(63,000)	(2,480,940)
Dow Chemical Co. (The)	(175,000)	(5,036,500)
E.I. du Pont de Nemours & Co.	(51,000)	(2,534,700)
eBay, Inc.[2]	(88,000)	(3,898,400)
FirstMerit Corp.	(155,000)	(2,511,000)
FMC Technologies, Inc.[2]	(27,460)	(1,238,995)
Intel Corp.	(72,000)	(1,850,400)
J.C. Penney Co., Inc. (Holding Co.)	(210,000)	(4,727,100)
Mattel, Inc.	(19,000)	(668,230)
Microsoft Corp.	(245,000)	(7,220,150)
Montpelier Re Holdings Ltd.	(120,000)	(2,431,200)
Pandora Media, Inc.[2]	(140,000)	(1,381,800)
Pennsylvania Real Estate Investment Trust	(170,000)	(2,441,200)
Quicksilver Resources, Inc.[2]	(897,474)	(4,056,582)
Rosetta Resources, Inc.[2]	(50,000)	(2,086,000)
Rouse Properties, Inc.	(75,392)	(1,043,425)
United Technologies Corp.	(120,000)	(8,932,800)

Total Common Stock Securities Sold Short (Proceeds $(141,897,373))		(137,892,212)
Investment Company Securities Sold Short–(6.0)%
Financial Select Sector SPDR Fund	(1,862,540)	(27,304,836)
PowerShares QQQ	(83,830)	(5,432,184)
SPDR S&P Retail Exchange Traded Fund	(182,500)	(10,787,575)
Standard & Poor’s Depositary Receipts Trust/Standard & Poor’s 500 Exchange Traded Funds, Series 1	(144,300)	(19,871,553)

Total Investment Company Securities Sold Short (Proceeds $(51,399,438))		(63,396,148)

Total Securities Sold Short (Proceeds $(193,296,811))		$(201,288,360)

9	Oppenheimer Flexible Strategies Fund

Oppenheimer Flexible Strategies Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Foreign Currency Exchange Contracts as of July 31, 2012 are as follows:

Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Depreciation
Goldman Sachs & Co.
Euro (EUR)	Sell	16,000	EUR	10/29/12	$19,709,531	$228,811

Futures Contracts as of July 31, 2012 are as follows:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation
Euro BTP	Sell	43	9/6/12	$5,236,250	$99,159

Credit Default Swap Contracts as of July 31, 2012 are as follows:

Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)	Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value	Unrealized (Depreciation)
Austria (Republic of)
Goldman Sachs International	Buy	$25,000	1.00%	12/20/16	$(874,393)	$9,043	$(865,350)

	Total	25,000			(874,393)	9,043	(865,350)
Germany (Federal Republic of)
Goldman Sachs International	Buy	50,000	0.25	12/20/16	(1,804,216)	715,526	(1,088,690)

	Total	50,000			(1,804,216)	715,526	(1,088,690)
France (Republic of)
Goldman Sachs International	Buy	25,000	0.25	12/20/16	(1,910,232)	1,204,354	(705,878)

	Total	25,000			(1,910,232)	1,204,354	(705,878)

				Grand Total Buys	(4,588,841)	1,928,923	(2,659,918)
				Grand Total Sells	—	—	—

				Total Credit Default Swaps	$(4,588,841)	$1,928,923	$(2,659,918)

Total Return Swap Contracts as of July 31, 2012 are as follows:

Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
Custom Basket of Securities
Goldman Sachs International	24,287	EUR	One-Day EUR EONIA minus 75 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	5/16/13	$(1,551,808)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

EUR	Euro

Abbreviation is as follows:

EONIA	Euro OverNight Index Average

10	Oppenheimer Flexible Strategies Fund

Oppenheimer Flexible Strategies Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

Swap Summary as of July 31, 2012 is as follows:

Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)		Value
Goldman Sachs International
	Credit Default Buy Protection	$100,000		$1,928,923
	Total Return	24,287	EUR	(1,551,808)

		Total Swaps		$377,115

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currency:

EUR	Euro

11	Oppenheimer Flexible Strategies Fund

Oppenheimer Flexible Strategies Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Notes to Statement of Investments

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Statement of Assets and Liabilities in the annual and semiannual reports; securities that have been segregated and pledged for this purpose are disclosed as such in the Statement of Investments. The aggregate market value of such cash and securities at period end is $248,214,860. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Statement of Operations in the annual and semiannual reports.

12	Oppenheimer Flexible Strategies Fund

Oppenheimer Flexible Strategies Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The Fund’s investments in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

13	Oppenheimer Flexible Strategies Fund

Oppenheimer Flexible Strategies Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

14	Oppenheimer Flexible Strategies Fund

Oppenheimer Flexible Strategies Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

15	Oppenheimer Flexible Strategies Fund

Oppenheimer Flexible Strategies Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

The table below categorizes amounts as of July 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$42,490,894	$—	$—	$42,490,894
Consumer Staples	64,373,784	—	—	64,373,784
Energy	66,949,472	—	—	66,949,472
Financials	68,490,544	9,157,500	—	77,648,044
Health Care	44,805,775	—	—	44,805,775
Industrials	42,319,894	—	—	42,319,894
Information Technology	72,225,142	—	—	72,225,142
Materials	31,363,564	—	—	31,363,564
Utilities	12,867,570	—	—	12,867,570
Preferred Stocks	—	14,475,798	—	14,475,798
Asset-Backed Securities	—	60,360,940	—	60,360,940
Mortgage-Backed Obligations	—	19,241,615	—	19,241,615
Non-Convertible Corporate Bonds and Notes	—	10,931,250	—	10,931,250
Convertible Corporate Bonds and Notes	—	24,441,250	—	24,441,250
Event-Linked Bonds	—	6,231,120	—	6,231,120
Options Purchased	851,156	—	—	851,156
Swaptions Purchased	—	3,841,027	—	3,841,027
Structured Securities	—	7,385,626	95,429	7,481,055
Investment Companies	469,416,894	—	—	469,416,894

Total Investments, at Value	916,154,689	156,066,126	95,429	1,072,316,244
Other Financial Instruments:
Depreciated swaps, at value	—	1,928,923	—	1,928,923
Futures margins	30,686	—	—	30,686

Total Assets	$916,185,375	$157,995,049	$95,429	$1,074,275,853

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(137,892,212)	$—	$—	$(137,892,212)
Investment Company Securities Sold Short	(63,396,148)	—	—	(63,396,148)
Depreciated swaps, at value	—	(1,551,808)	—	(1,551,808)
Foreign currency exchange contracts	—	(228,811)	—	(228,811)

Total Liabilities	$(201,288,360)	$(1,780,619)	$—	$(203,068,979)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

16	Oppenheimer Flexible Strategies Fund

Oppenheimer Flexible Strategies Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

17	Oppenheimer Flexible Strategies Fund

Oppenheimer Flexible Strategies Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of July 31, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $5,769,950 , which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $3,989,331 as of July 31, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

18	Oppenheimer Flexible Strategies Fund

Oppenheimer Flexible Strategies Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

As of July 31, 2012 the Fund has required certain counterparties to post collateral of $4,458,690.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

19	Oppenheimer Flexible Strategies Fund

Oppenheimer Flexible Strategies Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended July 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $250,330 and $17,061,931, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

20	Oppenheimer Flexible Strategies Fund

Oppenheimer Flexible Strategies Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

During the period ended July 31, 2012, the Fund had an ending monthly average market value of $5,269,357 on futures contracts sold.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on volatility indexes to increase exposure to volatility risk. A purchased call option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

21	Oppenheimer Flexible Strategies Fund

Oppenheimer Flexible Strategies Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

During the period ended July 31, 2012, the Fund had an ending monthly average market value of $878,825 and $68,588 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended July 31, 2012, the Fund had an ending monthly average market value of $28,130 and $115,560 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended July 31, 2012 was as follows:

		Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of October 31, 2011	—	$—	—	$—
Options written	1,900	355,247	1,050	443,816
Options closed or expired	(1,300)	(141,065)	(900)	(339,272)
Options exercised	(600)	(214,182)	(150)	(104,544)

Options outstanding as of July 31, 2012	—	$—	—	$—

As of July 31, 2012, the Fund had no outstanding written options.

22	Oppenheimer Flexible Strategies Fund

Oppenheimer Flexible Strategies Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).

23	Oppenheimer Flexible Strategies Fund

Oppenheimer Flexible Strategies Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of individual securities and/or indexes as opposed to decreasing its credit risk exposure related to similar debt securities held by the Fund.

For the period ended July 31, 2012, the Fund had ending monthly average notional amounts of $87,930,985 on credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

24	Oppenheimer Flexible Strategies Fund

Oppenheimer Flexible Strategies Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.

For the period ended July 31, 2012, the Fund had ending monthly average notional amounts $2,988,335 on total return swaps which are short the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities in the annual and semiannual reports and the Statement of Operations in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

25	Oppenheimer Flexible Strategies Fund

Oppenheimer Flexible Strategies Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

During the period ended July 31, 2012, the Fund had an ending monthly average market value of $4,206,681 on purchased swaptions.

Restricted Securities

As of July 31, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,038,499,585
Federal tax cost of other investments	(194,043,378)

Total federal tax cost	$844,456,207

Gross unrealized appreciation	$71,008,933
Gross unrealized depreciation	(49,296,391)

Net unrealized appreciation	$21,712,542

26	Oppenheimer Flexible Strategies Fund

Oppenheimer Small- & Mid- Cap Value Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Common Stocks–94.3%
Consumer Discretionary–9.9%
Auto Components–1.4%
Lear Corp.	600,000	$21,330,000
Hotels, Restaurants & Leisure–0.6%
Pinnacle Entertainment, Inc.[1]	800,000	8,680,000
Household Durables–3.8%
Mohawk Industries, Inc.[1]	300,000	19,929,000
Newell Rubbermaid, Inc.	2,000,000	35,300,000

		55,229,000
Leisure Equipment & Products–1.9%
Hasbro, Inc.	400,000	14,328,000
Mattel, Inc.	400,000	14,068,000

		28,396,000
Specialty Retail–1.1%
Abercrombie & Fitch Co., Cl. A	500,000	16,900,000
Textiles, Apparel & Luxury Goods–1.1%
PVH Corp.	200,000	15,886,000
Consumer Staples–4.2%
Food & Staples Retailing–0.6%
Kroger Co. (The)	400,000	8,868,000
Food Products–2.6%
ConAgra Foods, Inc.	600,000	14,814,000
J.M. Smucker Co. (The)	300,000	23,040,000

		37,854,000
Household Products–1.0%
Energizer Holdings, Inc.[1]	200,000	15,554,000
Energy–6.7%
Energy Equipment & Services–3.0%
Ensco plc, Cl. A	330,000	17,928,900
Nabors Industries Ltd.[1]	850,000	11,764,000
Tidewater, Inc.	300,000	14,571,000

		44,263,900
Oil, Gas & Consumable Fuels–3.7%
Cimarex Energy Co.	225,000	12,755,250
EQT Corp.	300,000	16,920,000
HollyFrontier Corp.	200,000	7,478,000
Whiting Petroleum Corp.[1]	425,000	17,170,000

		54,323,250
Financials–24.8%
Capital Markets–4.3%
Affiliated Managers Group, Inc.[1]	150,000	16,738,500
Lazard Ltd., Cl. A	500,000	13,425,000
Northern Trust Corp.	300,000	13,620,000
Raymond James Financial, Inc.	600,000	20,172,000

		63,955,500
Commercial Banks–10.0%
Fifth Third Bancorp	1,200,000	16,584,000

1	Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Small- & Mid- Cap Value Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Commercial Banks Continued
M&T Bank Corp.	400,000	$34,336,000
Prosperity Bancshares, Inc.	500,000	20,285,000
Signature Bank[1]	450,000	29,025,000
SunTrust Banks, Inc.	800,000	18,920,000
Zions Bancorp	1,500,000	27,300,000

		146,450,000
Diversified Financial Services–1.4%
Moody’s Corp.	500,000	20,265,000
Insurance–7.6%
ACE Ltd.	300,000	22,050,000
Brown & Brown, Inc.	900,000	22,716,000
Everest Re Group Ltd.	200,000	20,340,000
Progressive Corp.	700,000	13,818,000
Reinsurance Group of America, Inc.	600,000	33,402,000

		112,326,000
Real Estate Investment Trusts–1.0%
BioMed Realty Trust, Inc.	800,000	15,040,000
Real Estate Management & Development–0.5%
Jones Lang LaSalle, Inc.	100,000	6,669,000
Health Care–8.1%
Health Care Providers & Services–5.1%
Aetna, Inc.	500,000	18,030,000
Humana, Inc.	551,600	33,978,560
Universal Health Services, Inc., Cl. B	600,000	23,448,000

		75,456,560
Life Sciences Tools & Services–0.8%
Agilent Technologies, Inc.	300,000	11,487,000
Pharmaceuticals–2.2%
Jazz Pharmaceuticals plc[1]	100,000	4,807,000
Mylan, Inc.[1]	1,200,000	27,636,000

		32,443,000
Industrials–12.1%
Construction & Engineering–1.9%
Quanta Services, Inc.[1]	1,200,000	27,588,000
Industrial Conglomerates–3.0%
Tyco International Ltd.	800,000	43,952,000
Machinery–4.8%
AGCO Corp.[1]	700,000	30,688,000
Navistar International Corp.[1]	600,000	14,760,000
SPX Corp.	200,000	12,144,000
Stanley Black & Decker, Inc.	200,000	13,378,000

		70,970,000
Trading Companies & Distributors–2.4%
AerCap Holdings NV1	1,341,250	15,209,775
WESCO International, Inc.[1]	380,000	21,169,800

		36,379,575

2	Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Small- & Mid- Cap Value Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Information Technology–11.4%
Communications Equipment–4.0%
Ciena Corp.[1]	1,500,000	$24,045,000
Juniper Networks, Inc.[1]	2,000,000	35,060,000

		59,105,000
Semiconductors & Semiconductor Equipment–2.9%
Analog Devices, Inc.	300,000	11,724,000
Skyworks Solutions, Inc.[1]	600,000	17,358,000
Xilinx, Inc.	400,000	12,960,000

		42,042,000
Software–4.5%
Electronic Arts, Inc.[1]	3,200,000	35,264,000
Take-Two Interactive Software, Inc.[1]	3,500,000	30,730,000

		65,994,000
Materials–6.8%
Chemicals–4.9%
Airgas, Inc.	200,000	15,864,000
Celanese Corp., Series A	400,000	15,252,000
Mosaic Co. (The)	700,000	40,677,000

		71,793,000
Containers & Packaging–1.6%
Rock-Tenn Co., Cl. A	400,000	23,288,000
Metals & Mining–0.3%
Allegheny Technologies, Inc.	150,000	4,504,500
Telecommunication Services–0.5%
Wireless Telecommunication Services–0.5%
NII Holdings, Inc.[1]	1,000,000	6,750,000
Utilities–9.8%
Electric Utilities–4.8%
Cleco Corp.	400,000	17,504,000
NV Energy, Inc.	1,500,000	27,435,000
Pepco Holdings, Inc.	1,300,000	25,948,000

		70,887,000
Gas Utilities–2.0%
AGL Resources, Inc.	700,000	28,350,000
Multi-Utilities–3.0%
CMS Energy Corp.	1,200,000	29,592,000
SCANA Corp.	300,000	14,751,000

		44,343,000

Total Common Stocks (Cost $1,296,750,613)		1,387,322,285
Investment Company–6.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18% 2,3 (Cost $92,054,012)	92,054,012	92,054,012

3	Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Small- & Mid- Cap Value Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

		Value
Total Investments, at Value (Cost $1,388,804,625)	100.5%	$1,479,376,297
Liabilities in Excess of Other Assets	(0.5)	(7,852,811)

Net Assets	100.0%	$1,471,523,486

Footnotes to Statement of Investments

1.	Non-income producing security.
2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2011	Gross Additions	Gross Reductions	Shares July 31, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	152,351,538	476,983,946	537,281,472	92,054,012

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$92,054,012	$114,287

3.	Rate shown is the 7-day yield as of July 31, 2012.

4	Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Small- & Mid- Cap Value Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Notes to Statement of Investments

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

5	Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Small- & Mid- Cap Value Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation

6	Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Small- & Mid- Cap Value Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

7	Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Small- & Mid- Cap Value Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

The table below categorizes amounts as of July 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$146,421,000	$—	$—	$146,421,000
Consumer Staples	62,276,000	—	—	62,276,000
Energy	98,587,150	—	—	98,587,150
Financials	364,705,500	—	—	364,705,500
Health Care	119,386,560	—	—	119,386,560
Industrials	178,889,575	—	—	178,889,575
Information Technology	167,141,000	—	—	167,141,000
Materials	99,585,500	—	—	99,585,500
Telecommunication Services	6,750,000	—	—	6,750,000
Utilities	143,580,000	—	—	143,580,000
Investment Company	92,054,012	—	—	92,054,012

Total Assets	$1,479,376,297	$—	$—	$1,479,376,297

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,427,978,827

Gross unrealized appreciation	$148,475,425
Gross unrealized depreciation	(97,077,955)

Net unrealized appreciation	$51,397,470

8	Oppenheimer Small- & Mid- Cap Value Fund

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest for Value Funds

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	9/11/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	9/11/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	9/11/2012